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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a

BARON ASSET FUND

(Exact name of registrant as specified in charter)

767 Fifth Avenue, 49th Floor	New York, NY 10153
(Address of Principal Executive Offices)	(Zip Code)

Patrick M. Patalino, Esq.

c/o Baron Investment Funds Trust

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Investment Funds Trust Semi Annual Report for the period ended March 31, 2009.

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron iOpportunity Fund

Baron Fifth Avenue Growth Fund

March 31, 2009

Baron Funds®

Semi-Annual Financial Report

767 Fifth Avenue

NY, NY 10153

212-583-2100

DEAR BARON FUNDS SHAREHOLDER:

In this report you will find unaudited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund for the six months ended March 31, 2009. The Securities and Exchange Commission requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer May 20, 2009	Linda S. Martinson President and Chief Operating Officer May 20, 2009	Peggy Wong Treasurer and Chief Financial Officer May 20, 2009

This Semi-Annual Financial Report is for the Baron Investment Funds Trust which currently has five series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund. If you are interested in the Baron Select Funds which contains the Baron Partners Fund, Baron Retirement Income Fund and Baron International Growth Fund series, please visit the Funds’ website www.BaronFunds.com or contact us at 1-800-99BARON.

A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website, www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website, www.BaronFunds.com and on the SEC’s website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 800-SEC-0330. A copy of the Funds’ Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available at www.BaronFunds.com.

Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of the BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds, unless accompanied or preceded by the Funds’ current prospectus.

Baron Asset Fund	March 31, 2009

Baron Asset Fund

Ticker Symbol: BARAX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND IN RELATION TO THE RUSSELL 2500, THE RUSSELL MIDCAP GROWTH AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2009

	Baron Asset Fund[1,2]		Russell 2500[1]		Russell MidCap Growth[1]		S&P 500[1]
Six Months (Not Annualized)	(35.14%	)	(34.68%	)	(29.81%	)	(30.49%	)
One Year	(39.92%	)	(38.23%	)	(39.58%	)	(38.05%	)
Three Years	(15.09%	)	(15.98%	)	(14.89%	)	(13.07%	)
Five Years	(2.34%	)	(4.45%	)	(3.91%	)	(4.77%	)
Ten Years	(0.47%	)	3.33%		(0.86%	)	(3.01%	)
Since Inception (June 12, 1987)	9.13%		7.67%		6.92%	[3]	7.02%

[1]

Prior to February 15, 2007, the Fund’s strategy was to invest primarily in small and mid-sized growth companies. Since then, the Fund’s investment strategy has shifted to mid-sized companies. The S&P 500, the Russell MidCap Growth and the Russell 2500 are unmanaged indexes. The S&P 500 measures the performance of larger cap equities in the stock market in general. The Russell MidCap Growth measures the performance of mid-sized companies that are classified as growth. The Russell 2500 measures the performance of small to mid-sized companies. The indexes and the Baron Asset Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]	For the period June 30, 1987 to March 31, 2009.

1.800.99.BARON

WWW.BARONFUNDS.COM

©2009 All Rights Reserved

March 31, 2009	Baron Asset Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2009

Baron Asset Fund	% of Net Assets
Charles Schwab Corp.	5.4%
DeVry, Inc.	3.5%
C.H. Robinson Worldwide, Inc.	3.4%
XTO Energy, Inc.	3.3%
Arch Capital Group, Ltd.	2.7%
IDEXX Laboratories, Inc.	2.5%
SAIC, Inc.	2.4%
Vail Resorts, Inc.	2.4%
Eaton Vance Corp.	2.4%
Stericycle, Inc.	2.4%
30.4%

SECTOR BREAKDOWN AS OF MARCH 31, 20093

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2009, Baron Asset Fund was down 35.14% and the Russell Midcap Growth was down 29.81%. According to Morningstar,1 its Mid-Cap Growth category (consisting of

934 funds at March 31, 2009) was down 29.57% for the six months ended March 31, 2009.

For the one year ended March 31, 2009, the Fund was down 39.92% versus a 38.47% drop for its Morningstar Mid-Cap Growth category peers (consisting of 906 funds at March 31, 2009). For the three years ended March 31, 2009, the Fund was down 15.09% per year compared to a decline of 14.71% per year for the Morningstar Mid-Cap Growth category (consisting of 805 funds at March 31, 2009). For the five years ended March 31, 2009, the Fund lost 2.34% compared to a loss of 4.13% per year for the Morningstar Mid-Cap Growth category (consisting of 673 funds at March 31, 2009). For the ten years ended March 31, 2009, the Fund was down 0.47% compared to a gain of 0.19% per year for the Morningstar Mid-Cap Growth category (consisting of 331 funds at March 31, 2009).

Baron Asset Fund invests primarily in medium-sized growth companies for the long term while using value-oriented purchase and sell disciplines.2 The Fund purchases companies that the Adviser believes have sustainable competitive advantages and strong financial characteristics, operating in industries with favorable macroeconomic trends led by strong management. The Adviser continues its strategy of diversifying the Fund’s investment portfolio by adding what we believe to be well-financed, well-managed mid-cap growth businesses. We rely on our research team to determine what these businesses might earn in four years, and we purchase these securities at valuations that we believe will allow for their share price to double within four years. Of course, there can be no assurance that we will be successful in achieving our goals.

While there were several holdings that performed well during the six-month period, the Fund’s performance was negatively affected by each of the sectors3 in which it was invested. The poorest performer was Financials, with Alexander’s having the worst impact. Concerns about a deterioration in New York commercial real estate fundamentals (rising vacancies and falling rents), the seizing up of the credit markets, and an expectation for industry-wide distressed real estate sales negatively affected performance. However, we believe Alexander’s continues to operate one of the highest quality real estate portfolios with Bloomberg Tower as its trophy asset. Further, the company is positioned to capitalize on future distress in the commercial real estate market with more than $500 million of cash on its balance sheet (more than $100 per share) and no near-term debt maturities. Charles Schwab and Windy City investments also performed poorly in the period.

Our holdings in the Consumer Discretionary sector also adversely affected Fund performance, with Wynn Resorts, Kerzner International and Vail Resorts having large impacts. The recession clearly took its toll on vacation and resort spending during the period. We continue to believe in the long-term prospects of these businesses and expect them to recover along with the economy. Reductions in marketing budgets were behind the losses sustained at Lamar Advertising, another negative contributor in this sector.

We expect to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and have the ability to sustain superior levels of profitability. We intend to continue to identify companies through our independent research efforts. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading stocks, we believe will allow the Fund to produce above-average rates of return over time.

[1]	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.

[2]	Prior to February 15, 2007, the Fund’s strategy was also to invest primarily in small- and mid-sized growth companies.

[3]

The Fund generally uses Global Industry Classification Standard (“GICS”) to determine industry classifications. GICS was developed by and is the exclusive property and a service mark of MSCI, Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). GICS is provided “as is” without warranty and excludes all warranties of Merchantability and Fitness for a Particular Use. S&P and its licensors disclaim all liability associated with GICS to the extent permitted by law. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). Allocations shown are at the sector or sub-industry group level. The Adviser may reclassify a company into an entirely different sub-industry if it believes that the GICS classification for a specific company does not accurately describe the company. If there is no GICS classification for a certain security, the Adviser will provide a classification.

Baron Growth Fund	March 31, 2009

Baron Growth Fund

Ticker Symbol: BGRFX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND IN RELATION TO THE RUSSELL 2000, THE RUSSELL 2000 GROWTH AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2009

	Baron Growth Fund[1,2]		Russell 2000[1]		Russell 2000 Growth[1]		S&P 500[1]
Six Months (Not Annualized)	(31.57%	)	(37.17%	)	(34.51%	)	(30.49%	)
One Year	(37.18%	)	(37.50%	)	(36.36%	)	(38.05%	)
Three Years	(14.58%	)	(16.80%	)	(16.20%	)	(13.07%	)
Five Years	(2.86%	)	(5.24%	)	(5.37%	)	(4.77%	)
Ten Years	4.49%		1.93%		(1.60%	)	(3.01%	)
Since Inception (December 31, 1994)	10.71%		5.14%		2.36%		5.83%

[1]

The S&P 500, the Russell 2000 and the Russell 2000 Growth are unmanaged indexes. The S&P 500 measures the performance of larger cap equities in the stock market in general. The Russell 2000 measures the performance of 2,000 small companies. The Russell 2000 Growth measures the performance of those Russell 2000 companies classified as growth. These indexes and the Baron Growth Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

1.800.99 BARON

www.BaronFunds.com

©2009 All Rights Reserved

March 31, 2009	Baron Growth Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2009

Baron Growth Fund	% of Net Assets
DeVry, Inc.	4.8%
Strayer Education, Inc.	3.5%
Edwards Lifesciences Corp.	3.3%
ITC Holdings Corp.	2.7%
AECOM Technology Corp.	2.5%
Arch Capital Group, Ltd.	2.4%
Church & Dwight Co., Inc.	2.3%
Copart, Inc.	2.2%
LKQ Corp.	2.1%
Choice Hotels Intl., Inc.	2.1%
27.9%

SECTOR BREAKDOWN AS OF MARCH 31, 20092

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended March 31, 2009, Baron Growth Fund was down 31.57%, the Russell 2000 was down 37.17% and the S&P 500 was down 30.49%. According to Morningstar,1 its Small-Cap Growth category (consisting of 821 funds at March 31, 2009), was down 32.87% for the six months ended March 31, 2009.

For the one-year period ended March 31, 2009, the Fund was down 37.18% versus a 37.62% drop for its Small-Cap Growth category peers (consisting of 801 funds at March 31, 2009). For the three-year period ended March 31, 2009, the Fund was down 14.58% versus a 17.22% drop per year for its Small-Cap Growth category peers (consisting of 678 funds at March 31, 2009). For the five-year period ended March 31, 2009, the Fund was down 2.86% per year versus a loss of 6.00% per year for its Small-Cap Growth category peers (consisting of 566 funds at March 31, 2009). For the ten-year period ended March 31, 2009, the Fund gained 4.49% per year versus 0.94% per year for its Small-Cap Growth category peers (consisting of 293 funds at March 31, 2009).

Baron Growth Fund is a long-term investor primarily in small-sized growth companies. The Adviser, through its own independent research of companies, utilizes an investment approach that it believes allows it to look beyond the current market environment and develop conviction in the potential profitability of a business and its value in the future. We rely on our research team to determine what we think these businesses can earn in four and five years. We purchase securities that the Adviser believes will double in value within four or five years and then double again in the following four or five years. Of course, there can be no assurance that the Adviser will be successful in achieving its goals. The Fund invests in businesses the Adviser believes have long-term sustainable competitive advantages that can be purchased at what the Adviser believes are attractive prices.

Although there were several stocks that contributed positively to the Fund during the period, all but one sector2 (Telecommunication Services) had a negative impact on the Fund’s performance. Consumer Discretionary had the largest negative impact on the Fund during the period with resort operators FC Co-Investment Partners, Fontainebleau Resorts, Kerzner International, Vail Resorts and Wynn Resorts all suffering from significant reductions in consumer spending. While we believe in the long-term growth prospects of these businesses, improvement in their businesses will require some degree of improvement in the economy and consumer confidence. Central European Media Enterprises also performed poorly in the period.

The Financials sector also had a negative impact on the Fund during the period. Within the sector, SVB Financial Group sustained the largest loss, as investor concern focused on business lenders. We believe, however, that SVB’s business, lending to small venture-backed firms, combined with a dedicated and talented management team, has substantial long-term growth prospects.

The Adviser intends to continue to invest primarily in small businesses that we believe have the potential to grow substantially in the years ahead.

[1]	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.

[2]

The Fund generally uses Global Industry Classification Standard (“GICS”) to determine industry classifications. GICS was developed by and is the exclusive property and a service mark of MSCI, Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). GICS is provided “as is” without warranty and excludes all warranties of Merchantability and Fitness for a Particular Use. S&P and its licensors disclaim all liability associated with GICS to the extent permitted by law. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). Allocations shown are at the sector or sub-industry group level. The Adviser may reclassify a company into an entirely different sub-industry if it believes that the GICS classification for a specific company does not accurately describe the company. If there is no GICS classification for a certain security, the Adviser will provide a classification.

Baron Small Cap Fund	March 31, 2009

Baron Small Cap Fund

Ticker Symbol: BSCFX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP F UND IN RELATION TO THE RUSSELL 2000, THE RUSSELL 2000 GROWTH AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2009

	Baron Small Cap Fund[1,2]		Russell 2000[1]		Russell 2000 Growth[1]		S&P 500[1]
Six Months (Not Annualized)	(29.68%	)	(37.17%	)	(34.51%	)	(30.49%	)
One Year	(36.10%	)	(37.50%	)	(36.36%	)	(38.05%	)
Three Years	(14.77%	)	(16.80%	)	(16.20%	)	(13.07%	)
Five Years	(3.18%	)	(5.24%	)	(5.37%	)	(4.77%	)
Ten Years	4.15%		1.93%		(1.60%	)	(3.01%	)
Since Inception (September 30, 1997)	5.17%		0.66%		(2.17%	)	0.19%

[1]

The S&P 500, the Russell 2000 and the Russell 2000 Growth are unmanaged indexes. The S&P 500 measures the performance of larger cap equities in the stock market in general. The Russell 2000 measures the performance of 2,000 small companies. The Russell 2000 Growth measures the performance of those Russell 2000 companies classified as growth. These indexes and the Baron Small Cap Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

1.800.99 BARON

www.BaronFunds.com

©2009 All Rights Reserved

March 31, 2009	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2009

Baron Small Cap Fund	% of Net Assets
SBA Communications Corp., Cl A	3.3%
Penn National Gaming, Inc.	3.0%
Strayer Education, Inc.	2.8%
Equinix, Inc.	2.6%
Immucor, Inc.	2.5%
TransDigm Group, Inc.	2.4%
American Tower Corp., Cl A	2.4%
Eagle Materials, Inc.	2.3%
Digital Realty Trust, Inc.	2.2%
Clean Harbors, Inc.	2.0%
25.5%

SECTOR BREAKDOWN AS OF MARCH 31, 20092

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended March 31, 2009, Baron Small Cap Fund was down 29.68%, the Russell 2000 was down 37.17% and the S&P 500 was down 30.49%. According to Morningstar,1 its Small-Cap Growth category (consisting of 821 funds at March 31, 2009) was down 32.87% for the six months ended March 31, 2009.

For the one-year period ended March 31, 2009, the Fund was down 36.10% while its Small-Cap Growth category peers (consisting of 801 funds at March 31, 2009) were down 37.62%. For the three-year period ended March 31, 2009, the Fund was down 14.77% per year versus a drop of 17.22% per year for its Small-Cap Growth category peers (consisting of 678 funds at March 31, 2009). For the five-year period ended March 31, 2009, the Fund was down 3.18% per year versus a loss of 6.00% for its Small-Cap Growth category peers (consisting of 566 funds at March 31, 2009). For the ten-year period ended March 31, 2009, the Fund was up 4.15% per year versus 0.94% for its Small-Cap Growth category peers (consisting of 293 funds at March 31, 2009).

Baron Small Cap Fund invests primarily in small-cap growth companies. The Fund is a long-term investor in what the Adviser believes are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of true value. We rely on our research team to determine what these businesses may earn in two years, and we purchase these businesses at valuations that we believe allow their share price to increase 50% within two years. Of course, there can be no assurance that the Adviser will be successful in achieving its goals.

Although a few of the Fund’s holdings contributed positively to the Fund during the six-month period, all but one sector 2 (Materials) had a negative impact on the Fund’s performance. Hardest hit was the Industrials sector, with the Fund sustaining losses in its investments in Covanta Holding, SunPower and Actuant, among others. As was the case with many holdings in the Fund, these companies and others in the sector suffered from weakening demand and soft prices, the result of the recession.

Our holdings in the Consumer Discretionary sector, among them Gaylord Entertainment, Kerzner International and Wynn Resorts, also declined. These companies, and others in the sector, suffered as consumers reduced spending on vacations and entertainment.

Baron Small Cap’s investments fall into three categories: Growth Stocks, Fallen Angels and Special Situations. The Fund intends to continue to invest in “Growth Stocks” that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. “Fallen Angels” are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe are buying opportunities. “Special Situations” include spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

[1]	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.

[2]

The Fund generally uses Global Industry Classification Standard (“GICS”) to determine industry classifications. GICS was developed by and is the exclusive property and a service mark of MSCI, Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). GICS is provided “as is” without warranty and excludes all warranties of Merchantability and Fitness for a Particular Use. S&P and its licensors disclaim all liability associated with GICS to the extent permitted by law. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). Allocations shown are at the sector or sub-industry group level. The Adviser may reclassify a company into an entirely different sub-industry if it believes that the GICS classification for a specific company does not accurately describe the company. If there is no GICS classification for a certain security, the Adviser will provide a classification.

Baron i Opportunity Fund	March 31, 2009

Baron iOpportunity Fund

Ticker Symbol: BIOPX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON IOPPORTUNITY FUND IN RELATION TO THE NASDAQ COMPOSITE AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2009

	Baron iOpportunity Fund[1,2]		NASDAQ Composite[1]		S&P 500[1]
Six Months (not annualized)	(26.67%	)	(26.93%	)	(30.49%	)
One Year	(34.71%	)	(32.93%	)	(38.05%	)
Three Years	(11.40%	)	(13.23%	)	(13.07%	)
Five Years	(2.02%	)	(5.18%	)	(4.77%	)
Since Inception (February 29, 2000)	(3.43%	)	(11.62%	)	(4.07%	)

[1]

The NASDAQ Composite and the S&P 500 are unmanaged indexes. The NASDAQ Composite tracks the performance of market-value weighted common stocks listed on NASDAQ. The S&P 500 measures the performance of larger cap equities in the stock market in general. The NASDAQ Composite is without dividends. The S&P 500 and the Baron iOpportunity Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data also does not reflect the imposition of a short-term trading fee of 1% on redemption of shares held less than six months.

1.800.99.BARON

WWW.BARONFUNDS.COM

©2009 All Rights Reserved

March 31, 2009	Baron iOpportunity Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2009

Baron iOpportunity Fund	% of Net Assets
Equinix, Inc.	6.0%
SBA Communications Corp., Cl A	4.9%
American Tower Corp., Cl A	4.8%
Digital Realty Trust, Inc.	3.4%
Nuance Communications, Inc.	3.2%
Apple, Inc.	3.1%
NII Holdings, Inc.	3.1%
Bankrate, Inc.	3.1%
IHS, Inc., CL A	2.8%
MSCI, Inc., CL A	2.7%
37.1%

SECTOR BREAKDOWN AS OF MARCH 31, 20092

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended March 31, 2009, Baron iOpportunity Fund was down 26.67%, the S&P 500 was down 30.49% and the NASDAQ Composite was down 26.93%. According to Morningstar,1 an average fund in the Mid-Cap Growth category, which includes the Fund (consisting of 934 funds at March 31, 2009) was down 29.57% for the six months ended March 31, 2009.

For the one-year period ended March 31, 2009, the Fund was down 34.71% while the Morningstar Mid-Cap Growth category (consisting of 906 funds at March 31, 2009) was down 38.47%. For the three-year period ended March 31, 2009, the Fund lost 11.40% per year as compared to a loss of 14.71% per year for the Morningstar Mid-Cap Growth category (consisting of 805 funds at March 31, 2009). For the five-year period ended March 31, 2009, the Fund lost 2.02% per year compared to a loss of 4.13% per year for the Morningstar Mid-Cap Growth category (consisting of 673 funds at March 31, 2009).

Baron iOpportunity Fund, like the other Baron Funds, utilizes value purchase disciplines while investing in growth companies that the Adviser believes have significant long-term information technology opportunities. The Adviser believes that its independent research will identify investment opportunities that are attractively priced relative to their future prospects. The Adviser further believes that many Internet businesses are at an early stage of development and that most Internet opportunities have yet to be discerned.

While there were some holdings in the Fund that contributed positively during the six-month period, overall performance was negatively affected by each sector2 represented in the portfolio. We believe that this had more to do with reduced spending and a general lack of confidence in technology stocks than it did with the specific holdings in the Fund, which we continue to think have significant long-term potential.

Information Technology had the most negative impact on the Fund. Individual holdings in the sector included Gartner, Equinix and Research in Motion, all sustaining losses in the period. Other holdings in the sector, including Apple, ANSYS, GSI Commerce and Microsoft, posted gains, but not enough to overcome the sector’s overall weakness. Financials, including Charles Schwab and CME Group, performed poorly during the period.

Telecommunication Services companies, including NII Holdings and American Tower, also had a negative impact on the Fund. Among the Fund’s few bright spots, SBA Communications, a cell-tower operator, made a positive contribution in the period.

The Fund expects to continue to invest in both Internet-related businesses, as well as established companies that we believe have significant and scalable information technology growth opportunities. We believe the Fund distinguishes itself from other internet funds because of its value orientation and industry diversification.

[1]	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.

[2]

The Fund generally uses Global Industry Classification Standard (“GICS”) to determine industry classifications. GICS was developed by and is the exclusive property and a service mark of MSCI, Inc. (“MSCI”) and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“S&P”). GICS is provided “as is” without warranty and excludes all warranties of Merchantability and Fitness for a Particular Use. S&P and its licensors disclaim all liability associated with GICS to the extent permitted by law. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). Allocations shown are at the sector or sub-industry group level. The Adviser may reclassify a company into an entirely different sub-industry if it believes that the GICS classification for a specific company does not accurately describe the company. If there is no GICS classification for a certain security, the Adviser will provide a classification.

Baron Fifth Avenue Growth Fund	March 31, 2009

Baron Fifth Avenue Growth Fund

Ticker Symbol: BFTHX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH F UND IN RELATION TO THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2009

	Baron Fifth Avenue Growth Fund[1,2]		S&P 500[1]
Six Months (Not Annualized)	(31.86%	)	(30.49%	)
One Year	(38.06%	)	(38.05%	)
Three Years	(14.66%	)	(13.07%	)
Since Inception (April 30, 2004)	(5.17%	)	(4.55%	)

[1]

The S&P 500 is an unmanaged index. The S&P 500 measures the performance of larger cap equities in the stock market in general. The index and the Baron Fifth Avenue Growth Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

1.800.99 BARON

www.BaronFunds.com

©2009 All Rights Reserved

March 31, 2009	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2009

Baron Fifth Avenue Growth Fund	% of Net Assets
Home Depot, Inc.	4.7%
Target Corp.	4.5%
American Tower Corp., Cl A	3.7%
Toll Brothers, Inc.	3.6%
Berkshire Hathaway, Inc., Cl A	3.6%
McDonald’s Corp.	3.6%
JP Morgan Chase & Co.	3.5%
QUALCOMM, Inc.	3.5%
XTO Energy, Inc.	3.4%
Fastenal Co.	3.3%
37.4%

SECTOR BREAKDOWN AS OF MARCH 31, 20092

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Fifth Avenue Growth Fund was down 31.86% for the six months ended March 31, 2009. The S&P 500 was down 30.49% during the same period. According to Morningstar,1 the Large-Cap Growth category (consisting of 1,848 funds at March 31, 2009) was down 26.80% in the six months ended March 31, 2009.

For the one-year period ended March 31, 2009, the Fund was down 38.06% while the Morningstar Large-Cap Growth category (consisting of 1,770 funds at March 31, 2009) was down 35.94%. For the three-year period ended March 31, 2009, the Fund lost 14.66% per year compared to a loss of 12.69% per year for the Morningstar Large-Cap Growth category (consisting of 1,491 funds at March 31, 2009).

Baron Fifth Avenue Growth Fund focuses on the long-term fundamental prospects of the businesses in which it invests. This contrasts with other investors’ focus on historical operating results or current earnings expectations. The Adviser believes that historical results and the outlook for near-term earnings are often not indicative of superior longer-term prospects that can be identified through research efforts. The Adviser believes it can gain an investment advantage through its independent and exhaustive research of businesses. The Fund attempts to purchase what the Adviser believes are great large-cap companies with exciting prospects at attractive prices when the Adviser thinks prospects are misunderstood, markets react to short-term events, or experts are wrong.

Although there were a few companies in the portfolio that contributed positively to performance, all but one sector2 (Materials) had a negative impact on the Fund’s performance during the six-month period. The recession and resulting weak consumer spending were generally to blame.

The Fund sustained its largest losses in the Financials sector. Wells Fargo, JPMorgan and Charles Schwab posted the biggest losses among these holdings. We believe that our investments in this sector are sound and represent well-capitalized companies with long-term growth prospects. Nonetheless, concern for the health of our financial markets and institution in general had a significant negative impact on the valuation of these companies.

Our holdings in the Energy Sector, including Transocean, XTO Energy and Diamond Offshore, also had a negative impact on the Fund. However, we believe that these service providers will, in the long term, perform well.

The Adviser invests in what we believe are some of the best companies in America. The Fund is positioned, in our view, in blue-chip, best-of-breed growth companies with a strong emphasis on quality to reduce risk. We believe the key to long-term stock appreciation is consistent earnings growth. We invest in those companies that are market share leaders who dominate their industry, companies with strong franchises and a strong brand name, avoiding fads and other short-term, unsustainable trends. We target companies that are the low-cost operators in their industry with, in our view, high barriers to entry. We also try to invest in growth companies that are positioned in industries that are themselves growing as opposed to industries that are stagnant or structurally challenged.

[1]	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.

[2]

The Fund generally uses Global Industry Classification Standard (“GICS”) to determine industry classifications. GICS was developed by and is the exclusive property and a service mark of MSCI, Inc. (“MSCI”) and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“S&P”). GICS is provided “as is” without warranty and excludes all warranties of Merchantability and Fitness for a Particular Use. S&P and its licensors disclaim all liability associated with GICS to the extent permitted by law. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). Allocations shown are at the sector or sub-industry group level. The Adviser may reclassify a company into an entirely different sub-industry if it believes that the GICS classification for a specific company does not accurately describe the company. If there is no GICS classification for a certain security, the Adviser will provide a classification.

Baron Asset Fund	March 31, 2009

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2009

Shares		Cost	Value
Common Stocks (91.37%)
Consumer Discretionary (15.40%)
	Advertising (0.69%)
1,400,000	Lamar Advertising Co., Cl A1	$77,994,690	$13,650,000

	Apparel Retail (0.53%)
650,000	Urban Outfitters, Inc.[1]	10,396,808	10,640,500

	Apparel, Accessories & Luxury Goods (2.17%)
1,025,000	Polo Ralph Lauren Corp., Cl A	21,058,709	43,306,250

	Automotive Retail (0.31%)
500,000	CarMax, Inc.[1]	5,701,415	6,220,000

	Casinos & Gaming (2.17%)
1,285,181	Scientific Games Corp., Cl A1	38,298,479	15,563,542
1,459,408	Wynn Resorts, Ltd.[1,3]	14,075,998	27,687,159

		52,374,477	43,250,701

	Education Services (3.47%)
1,435,000	DeVry, Inc.	14,509,280	69,138,300

	Homebuilding (0.23%)
250,000	Toll Brothers, Inc.[1]	4,862,866	4,540,000

	Hotels, Resorts & Cruise Lines (1.10%)
850,000	Choice Hotels Intl., Inc.[4]	4,185,563	21,947,000

	Leisure Facilities (2.43%)
2,375,000	Vail Resorts, Inc.[1,5]	47,620,140	48,521,250

	Restaurants (0.27%)
475,000	Cheesecake Factory, Inc.[1]	9,655,454	5,438,750

	Specialty Stores (2.03%)
1,250,000	Dick’s Sporting Goods, Inc.[1]	35,113,986	17,837,500
1,050,000	Tiffany & Co.	33,710,690	22,638,000

		68,824,676	40,475,500

Total Consumer Discretionary		317,184,078	307,128,251

Energy (8.75%)
	Oil & Gas Drilling (1.20%)
1,050,000	Helmerich & Payne, Inc.	33,232,083	23,908,500

	Oil & Gas Equipment & Services (2.27%)
220,000	Core Laboratories N.V.[2]	30,622,516	16,095,200
500,000	SEACOR Holdings, Inc.[1]	14,322,278	29,155,000

		44,944,794	45,250,200

	Oil & Gas Exploration & Production (3.53%)
125,000	Ultra Petroleum Corp.[1]	3,009,908	4,486,250
2,150,000	XTO Energy, Inc.	11,021,188	65,833,000

		14,031,096	70,319,250

	Oil & Gas Storage & Transportation (1.75%)
2,300,000	Southern Union Co.	30,218,480	35,006,000

Total Energy		122,426,453	174,483,950

Financials (19.18%)
	Asset Management & Custody Banks (3.62%)
2,089,799	Eaton Vance Corp.	54,642,489	47,751,907
850,000	T. Rowe Price Group, Inc.	23,450,029	24,531,000

		78,092,518	72,282,907

	Insurance Brokers (1.57%)
1,650,000	Brown & Brown, Inc.	36,057,209	31,201,500

Shares		Cost	Value
Common Stocks (continued)
Financials (continued)

	Investment Banking & Brokerage (5.44%)
7,000,000	Charles Schwab Corp.	$15,105,114	$108,500,000

	Office REIT’s (1.70%)
199,080	Alexander’s, Inc.[1,6]	11,881,882	33,919,251

	Real Estate Services (0.80%)
3,975,000	CB Richard Ellis Group, Inc., Cl A1	61,995,665	16,019,250

	Reinsurance (2.70%)
1,000,000	Arch Capital Group, Ltd.[1,2]	33,841,383	53,860,000

	Specialized Finance (3.35%)
182,000	CME Group, Inc., Cl A	12,926,098	44,842,980
1,300,000	MSCI, Inc., Cl A1	39,123,416	21,983,000

		52,049,514	66,825,980

Total Financials		289,023,285	382,608,888

Health Care (13.11%)
	Health Care Distributors (1.65%)
825,000	Henry Schein, Inc.[1]	24,134,881	33,008,250

	Health Care Equipment (3.04%)
1,450,000	IDEXX Laboratories, Inc.[1]	60,164,185	50,141,000
110,000	Intuitive Surgical, Inc.[1]	12,538,359	10,489,600

		72,702,544	60,630,600
	Health Care Facilities (3.09%)
1,450,000	Community Health Systems, Inc.[1]	44,168,918	22,243,000
1,750,000	VCA Antech, Inc.[1]	59,113,633	39,462,500

		103,282,551	61,705,500

	Health Care Supplies (1.55%)
1,150,000	DENTSPLY International, Inc.	25,389,865	30,877,500

	Life Sciences Tools & Services (3.78%)
1,025,000	Covance, Inc.[1]	59,353,059	36,520,750
155,000	Techne Corp.	7,536,133	8,480,050
850,000	Thermo Fisher Scientific, Inc.[1]	24,522,276	30,319,500

		91,411,468	75,320,300

Total Health Care		316,921,309	261,542,150

Industrials (21.20%)
	Aerospace & Defense (0.33%)
110,000	Precision Castparts Corp.	6,806,469	6,589,000

	Air Freight & Logistics (5.34%)
1,500,000	C. H. Robinson Worldwide, Inc.	27,854,391	68,415,000
1,350,000	Expeditors International of Washington, Inc.	38,607,965	38,191,500

		66,462,356	106,606,500

	Construction & Engineering (2.02%)
272,015	AECOM Technology Corp.[1]	6,790,653	7,094,151
1,550,000	Quanta Services, Inc.[1]	39,711,495	33,247,500

		46,502,148	40,341,651

	Diversified Support Services (4.67%)
1,150,000	Copart, Inc.[1]	42,059,264	34,109,000
1,425,000	Iron Mountain, Inc.[1]	25,585,567	31,592,250
1,472,043	Ritchie Bros. Auctioneers, Inc.[2]	36,592,917	27,365,279

		104,237,748	93,066,529

	Environmental & Facilities Services (3.21%)
1,250,000	Covanta Holding Corp.[1]	28,928,444	16,362,500
1,000,000	Stericycle, Inc.[1]	30,092,834	47,730,000

		59,021,278	64,092,500

12	See Notes to Financial Statements.

March 31, 2009	Baron Asset Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2009

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Human Resource & Employment Services (1.03%)
1,150,000	Robert Half Intl., Inc.	$1,202,006	$20,504,500

	Research & Consulting Services (1.41%)
1,150,000	Equifax, Inc.	40,315,332	28,117,500

	Security & Alarm Services (0.19%)
300,532	Corrections Corp. of America[1]	1,002	3,849,815

	Trading Companies & Distributors (3.00%)
1,400,000	Fastenal Co.	56,021,319	45,017,000
475,000	MSC Industrial Direct Co., Inc., Cl A	22,407,294	14,758,250

		78,428,613	59,775,250

Total Industrials		402,976,952	422,943,245

Information Technology (9.79%)

	Application Software (2.32%)
925,000	FactSet Research Systems, Inc.	53,842,905	46,240,750

	Electronic Equipment & Instruments (1.72%)
800,000	FLIR Systems, Inc.[1]	17,772,031	16,384,000
350,000	Mettler-Toledo International, Inc.[1]	23,596,948	17,965,500

		41,368,979	34,349,500

	IT Consulting & Other Services (5.75%)
700,000	Equinix, Inc.[1,6]	56,983,955	39,305,000
2,450,000	Gartner, Inc.[1]	59,722,058	26,974,500
2,600,000	SAIC, Inc.[1]	46,193,972	48,542,000

		162,899,985	114,821,500

Total Information Technology		258,111,869	195,411,750

Materials (2.11%)

	Industrial Gases (0.80%)
475,000	Airgas, Inc.	19,557,206	16,059,750

	Specialty Chemicals (1.31%)
750,000	Ecolab, Inc.	25,931,428	26,047,500

Total Materials		45,488,634	42,107,250

Telecommunication Services (1.83%)

	Wireless Telecommunication Services (1.83%)
225,000	NII Holdings, Inc.[1]	11,790,447	3,375,000
1,425,000	SBA Communications Corp., Cl A1	48,645,366	33,202,500

Total Telecommunication Services		60,435,813	36,577,500

Total Common Stocks		1,812,568,393	1,822,802,984

Shares		Cost	Value
Private Equity Investments (1.46%)
Consumer Discretionary (1.04%)
	Education Services (0.00%)
105,264	Apollo International, Inc. S-A Conv. Pfd.[1,3,5,6]	$800,006	$0

	Hotels, Resorts & Cruise Lines (1.04%)
5,200,000	Kerzner Intl. Holdings, Ltd., Cl A1,2,3,6	52,000,000	20,800,000

Total Consumer Discretionary		52,800,006	20,800,000

Financials (0.42%)
	Asset Management & Custody Banks (0.42%)
5,600,004	Windy City Investments Holdings LLC[1,3,6]	31,960,710	8,400,005

Total Private Equity Investments		84,760,716	29,200,005

Warrants (0.00%)
Consumer Discretionary (0.00%)
	Restaurants (0.00%)
48,071	Krispy Kreme Doughnuts, Inc. Warrants Exp 03/02/2012[1]	0	0

Principal Amount
Short Term Investments (7.26%)
$144,739,858	Repurchase Agreement with Fixed Income Clearing Corp., dated 03/31/2009, 0.09% due 04/01/2009; Proceeds at maturity - $144,740,219; (Fully collateralized by U.S. Treasury Note, 5.125% due 05/15/2016; Market value - $24,556,950 and U.S. Treasury Bond, 7.50% due 11/15/2016; Market value - $43,608,064 and U.S. Treasury Note, 4.875% due 08/15/2016; Market value - $83,815,500)	144,739,858	144,739,858

Total Investments (100.09%)		$2,042,068,967	1,996,742,847

Liabilities Less Cash and Other Assets (-0.09%)			(1,893,495)

Net Assets (Equivalent to $31.88 per share based on 62,574,919 shares outstanding)			$1,994,849,352

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At March 31, 2009, the market value of restricted and fair valued securities amounted to $56,887,164 or 2.85% of Net Assets. 1.39% of these securities are deemed liquid. See Note 7.
[4]	Represents securities, or a portion thereof, in segregated custodian account. See Note 11.
[5]	See Note 10 regarding “Affiliated” companies.
[6]	The Adviser has reclassified certain securities in or out of this sub-industry. Such reclassifications are not supported by S&P or MSCI.

See Notes to Financial Statements.	13

Baron Growth Fund	March 31, 2009

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2009

Shares		Cost	Value
Common Stocks (95.54%)
Consumer Discretionary (30.00%)
	Advertising (0.70%)
2,622,780	Lamar Advertising Co., Cl A1	$37,384,966	$25,572,105
	Apparel Retail (1.09%)
3,014,174	J. Crew Group, Inc.[1]	95,448,789	39,726,813
	Apparel, Accessories & Luxury Goods (0.94%)
2,090,000	Under Armour, Inc., Cl A1	76,271,084	34,338,700
	Automotive Retail (1.13%)
693,100	CarMax, Inc.[1]	6,766,040	8,622,164
3,500,000	Penske Automotive Group, Inc.	68,724,720	32,655,000

		75,490,760	41,277,164
	Casinos & Gaming (2.55%)
2,200,000	Penn National Gaming, Inc.[1]	62,075,888	53,130,000
326,659	Scientific Games Corp., Cl A1	5,413,347	3,955,841
1,287,600	Wynn Resorts, Ltd.[1]	23,818,449	25,713,372
537,677	Wynn Resorts, Ltd.[1,3]	5,185,878	10,200,539

		96,493,562	92,999,752
	Distributors (2.14%)
5,450,010	LKQ Corp.[1]	75,949,765	77,771,643

	Education Services (8.28%)
3,650,000	DeVry, Inc.[5]	61,225,398	175,857,000
700,000	Strayer Education, Inc.	57,859,739	125,909,000

		119,085,137	301,766,000
	Home Furnishings (0.94%)
1,150,000	Mohawk Industries, Inc.[1]	35,038,794	34,350,500
	Hotels, Resorts & Cruise Lines (2.13%)
3,000,000	Choice Hotels Intl., Inc.[4]	74,119,736	77,460,000
	Internet Retail (0.66%)
800,000	Blue Nile, Inc.[1,5]	23,190,334	24,120,000
	Leisure Facilities (1.07%)
1,900,000	Vail Resorts, Inc.[1,5]	51,691,238	38,817,000
	Movies & Entertainment (0.98%)
1,350,000	Marvel Entertainment, Inc.[1]	34,559,484	35,842,500
	Publishing (2.30%)
416,667	Interactive Data Corp.	9,355,334	10,358,341
2,154,552	Morningstar, Inc.[1]	62,871,271	73,577,951

		72,226,605	83,936,292
	Restaurants (2.72%)
650,000	Cheesecake Factory, Inc.[1]	13,006,915	7,442,500
1,100,000	Panera Bread Co., Cl A1	42,095,838	61,490,000
700,000	Peet’s Coffee & Tea, Inc.[1,5]	15,273,681	15,134,000
1,500,000	Sonic Corp.[1]	31,373,564	15,030,000

		101,749,998	99,096,500
	Specialty Stores (2.37%)
5,000,000	Dick’s Sporting Goods, Inc.[1]	86,074,246	71,350,000
700,000	Tiffany & Co.	13,504,094	15,092,000

		99,578,340	86,442,000

Total Consumer Discretionary		1,068,278,592	1,093,516,969

Consumer Staples (5.87%)
	Food Retail (1.54%)
3,355,000	Whole Foods Market, Inc.	36,575,206	56,364,000
	Household Products (2.26%)
1,575,000	Church & Dwight Co., Inc.	58,038,014	82,262,250
	Packaged Foods & Meats (2.07%)
1,400,000	Ralcorp Holdings, Inc.[1]	53,671,573	75,432,000

Total Consumer Staples		148,284,793	214,058,250

Shares		Cost	Value
Common Stocks (continued)
Energy (9.24%)
	Oil & Gas Drilling (0.75%)
1,200,000	Helmerich & Payne, Inc.	$27,232,555	$27,324,000

	Oil & Gas Equipment & Services (4.65%)
545,300	Core Laboratories N.V.[2]	29,427,024	39,894,148
2,000,000	FMC Technologies, Inc.[1]	21,044,749	62,740,000
260,347	PHI, Inc.[1]	6,508,675	2,598,263
1,100,000	SEACOR Holdings, Inc.[1,5]	79,415,883	64,141,000

		136,396,331	169,373,411

	Oil & Gas Exploration & Production (2.34%)
2,800,000	Encore Acquisition Co.[1,5]	46,692,595	65,156,000
487,500	Range Resources Corp.	8,333,342	20,065,500

		55,025,937	85,221,500

	Oil & Gas Storage & Transportation (1.50%)
3,600,000	Southern Union Co.	48,544,865	54,792,000

Total Energy		267,199,688	336,710,911

Financials (9.24%)

	Asset Management & Custody Banks (1.27%)
550,000	Cohen & Steers, Inc.	7,161,079	6,138,000
1,750,000	Eaton Vance Corp.	31,702,091	39,987,500

		38,863,170	46,125,500

	Investment Banking & Brokerage (0.71%)
1,874,256	Jefferies Group, Inc.	19,257,655	25,864,733

	Office REIT’s (0.64%)
136,838	Alexander’s, Inc.[1],6	29,189,317	23,314,458

	Real Estate Services (0.24%)
2,200,000	CB Richard Ellis Group, Inc., Cl A1	13,827,634	8,866,000

	Regional Banks (0.20%)
210,100	Glacier Bancorp, Inc.	4,505,148	3,300,671
200,000	SVB Financial Group[1]	9,556,549	4,002,000

		14,061,697	7,302,671

	Reinsurance (2.36%)
1,600,000	Arch Capital Group, Ltd.[1,2]	49,270,621	86,176,000

	Specialized Finance (2.73%)
3,771,933	MSCI, Inc., Cl A1	82,675,301	63,783,387
2,500,000	RiskMetrics Group, Inc.[1,6]	52,397,200	35,725,000

		135,072,501	99,508,387

	Specialized REIT’s (1.09%)
1,200,000	Digital Realty Trust, Inc.[6]	42,769,950	39,816,000

Total Financials		342,312,545	336,973,749

Health Care (15.86%)

	Health Care Distributors (0.16%)
400,000	PSS World Medical, Inc.[1]	8,010,336	5,740,000

	Health Care Equipment (4.49%)
2,000,000	Edwards Lifesciences Corp.[1]	59,602,586	121,260,000
1,225,000	IDEXX Laboratories, Inc.[1]	41,842,292	42,360,500

		101,444,878	163,620,500

14	See Notes to Financial Statements.

March 31, 2009	Baron Growth Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2009

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)

	Health Care Facilities (3.54%)
4,000,000	Community Health Systems, Inc.[1]	$81,148,924	$61,360,000
600,000	Skilled Healthcare Group, Inc., Cl A1	9,215,682	4,926,000
1,300,000	Sun Healthcare Group, Inc.[1]	16,193,038	10,972,000
2,300,000	VCA Antech, Inc.[1]	64,291,084	51,865,000

		170,848,728	129,123,000

	Health Care Services (0.79%)
600,000	Chemed Corp.	21,302,478	23,340,000
280,000	IPC The Hospitalist Co., Inc.[1]	5,092,144	5,328,400

		26,394,622	28,668,400

	Health Care Supplies (1.44%)
1,150,000	Gen-Probe, Inc.[1,6]	48,002,102	52,417,000

	Health Care Technology (0.06%)
226,315	HLTH Corp.[1]	2,461,661	2,342,360

	Life Sciences Tools & Services (3.40%)
1,600,000	Charles River Laboratories Intl., Inc.[1]	45,694,611	43,536,000
906,259	Covance, Inc.[1]	33,845,464	32,290,008
880,943	Techne Corp.	46,631,249	48,196,392

		126,171,324	124,022,400

	Managed Health Care (1.98%)
2,625,000	AMERIGROUP Corp.[1]	45,833,394	72,292,500

Total Health Care		529,167,045	578,226,160

Industrials (11.74%)

	Aerospace & Defense (0.30%)
432,221	Stanley, Inc.[1]	11,070,480	10,974,091

	Construction & Engineering (2.50%)
3,500,000	AECOM Technology Corp.[1]	78,998,559	91,280,000

	Construction & Farm Machinery & Heavy Trucks (0.11%)
518,640	American Railcar Industries, Inc.	11,657,727	3,957,223

	Diversified Support Services (3.91%)
2,725,000	Copart, Inc.[1]	69,029,357	80,823,500
3,320,227	Ritchie Bros. Auctioneers, Inc.[2]	76,748,114	61,723,020

		145,777,471	142,546,520

	Environmental & Facilities Services (0.68%)
1,225,000	Tetra Tech, Inc.[1]	26,599,401	24,965,500

	Industrial Machinery (0.56%)
1,250,000	Kennametal, Inc.	23,333,157	20,262,500

	Railroads (1.17%)
2,000,000	Genesee & Wyoming, Inc., Cl A1	32,221,169	42,500,000

	Research & Consulting Services (1.22%)
925,000	CoStar Group, Inc.[1]	39,770,736	27,981,250
400,000	IHS, Inc., Cl A1	16,387,387	16,472,000

		56,158,123	44,453,250

	Trading Companies & Distributors (0.85%)
1,000,000	MSC Industrial Direct Co., Inc., Cl A	36,214,138	31,070,000

	Trucking (0.44%)
475,000	Landstar System, Inc.	11,073,375	15,898,250

Total Industrials		433,103,600	427,907,334

Shares		Cost	Value
Common Stocks (continued)
Information Technology (9.67%)
	Application Software (4.66%)
700,000	Advent Software, Inc.[1]	$26,532,888	$23,317,000
2,250,000	ANSYS, Inc.[1]	54,764,730	56,475,000
1,050,000	Concur Technologies, Inc.[1]	23,622,179	20,149,500
1,400,000	FactSet Research Systems, Inc.	71,051,142	69,986,000

		175,970,939	169,927,500

	Electronic Equipment & Instruments (1.69%)
1,200,000	Mettler-Toledo International, Inc.[1]	73,415,860	61,596,000

	Internet Software & Services (0.88%)
423,000	Bankrate, Inc.[1]	17,712,175	10,553,850
336,852	TechTarget, Inc.[1]	4,165,463	808,445
928,953	WebMD Health Corp., Cl A1	24,910,460	20,715,652

		46,788,098	32,077,947

	IT Consulting & Other Services (2.44%)
1,029,268	Equinix, Inc.[1,6]	33,364,685	57,793,398
2,830,276	Gartner, Inc.[1]	46,536,746	31,161,339

		79,901,431	88,954,737

Total Information Technology		376,076,328	352,556,184

Telecommunication Services (1.13%)
	Wireless Telecommunication Services (1.13%)
1,765,015	SBA Communications Corp., Cl A1	7,768,187	41,124,850

Utilities (2.79%)
	Electric Utilities (2.69%)
2,250,000	ITC Holdings Corp.	69,934,400	98,145,000

	Water Utilities (0.10%)
1,183,035	Cascal N.V.[2]	13,703,796	3,714,730

Total Utilities		83,638,196	101,859,730

Total Common Stocks		3,255,828,974	3,482,934,137

Private Equity Investments (1.01%)
Consumer Discretionary (0.93%)
	Casinos & Gaming (0.12%)
14,400,000	FC Co-Investment Partners, L.P.[1,3,5,6]	37,168,159	4,320,000

	Hotels, Resorts & Cruise Lines (0.81%)
3,166,666	Fontainebleau Resorts, LLC[1,3,6]	34,999,992	0
7,400,000	Kerzner Intl. Holdings, Ltd., Cl A1,2,3,6	74,000,000	29,600,000

		108,999,992	29,600,000

Total Consumer Discretionary		146,168,151	33,920,000

Financials (0.08%)
	Asset Management & Custody Banks (0.08%)
1,885,000	Windy City Investments Holdings LLC[1,3,6]	7,748,686	2,827,500

Total Private Equity Investments		153,916,837	36,747,500

See Notes to Financial Statements.	15

Baron Growth Fund	March 31, 2009

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2009

Shares		Cost	Value
Warrants (0.00%)
Consumer Discretionary (0.00%)
	Restaurants (0.00%)
82,905	Krispy Kreme Doughnuts, Inc. Warrants Exp 03/02/2012[1]	$0	$0

Principal Amount
Convertible Bonds (0.75%)
Consumer Discretionary (0.75%)
	Advertising (0.52%)
$20,515,000	Lamar Advertising Co., 2.875% due 12/31/2010[6]	16,087,854	18,899,444

	Automotive Retail (0.09%)
4,100,000	Penske Automotive Group, Inc., 3.50% due 04/01/2026[6]	2,373,036	3,295,375

	Broadcasting (0.14%)
10,235,000	Central European Media Enterprises, Ltd., 144A, 3.50% due 03/15/2013[2],6	4,203,221	5,207,056

Total Convertible Bonds		22,664,111	27,401,875

Corporate Bonds (0.52%)
Consumer Discretionary (0.52%)
	Casinos & Gaming (0.52%)
23,694,000	Wynn Resorts, Ltd., AD7, 6.625% due 12/01/2014[6]	16,569,615	18,007,440
1,050,000	Wynn Resorts, Ltd., AK1, 6.625% due 12/01/2014[6]	733,237	798,000

Total Corporate Bonds		17,302,852	18,805,440

Principal Amount		Cost	Value
Short Term Investments (3.73%)
$136,151,231	Repurchase Agreement with Fixed Income Clearing Corp., dated 03/31/2009, 0.09% due 04/01/2009; Proceeds at maturity - $136,151,571; (Fully collateralized by U.S. Treasury Note, 5.125% due 05/15/2016; Market value - $2,063,050 and U.S. Treasury Note, 2.375% due 03/31/2016; Market value - $140,896,388)	$136,151,231	$136,151,231

Total Investments (101.55%)		$3,585,864,005	3,702,040,183

Liabilities Less Cash and Other Assets (-1.55%)			(56,420,604)

Net Assets (Equivalent to $28.53 per share based on 127,783,394 shares outstanding)			$3,645,619,579

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At March 31, 2009, the market value of restricted and fair valued securities amounted to $46,948,039 or 1.29% of Net Assets. 0.28% of these securities are deemed liquid. See Note 7.
[4]	Represents securities, or a portion thereof, in segregated custodian account. See Note 11.
[5]	See Note 10 regarding “Affiliated” companies.
[6]	The Adviser has reclassified certain securities in or out of this sub-industry. Such reclassifications are not supported by S&P or MSCI.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At March 31, 2009, the market value of Rule 144A securities amounted to $5,207,056 or 0.14% of Net Assets.

16	See Notes to Financial Statements.

March 31, 2009	Baron Small Cap Fund

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2009

Shares		Cost	Value
Common Stocks (89.14%)
Consumer Discretionary (21.04%)
	Advertising (1.64%)
2,396,319	National CineMedia, Inc.[5]	$56,559,856	$31,583,485

	Apparel Retail (2.01%)
2,000,000	J. Crew Group, Inc.[1]	57,752,439	26,360,000
750,000	Urban Outfitters, Inc.[1]	10,990,211	12,277,500

		68,742,650	38,637,500

	Apparel, Accessories & Luxury Goods (2.54%)
1,000,000	Fossil, Inc.[1]	23,411,826	15,700,000
3,750,000	Iconix Brand Group, Inc.[1,5,6]	62,618,693	33,187,500

		86,030,519	48,887,500

	Casinos & Gaming (3.58%)
2,350,000	Penn National Gaming, Inc.[1]	60,841,363	56,752,500
600,000	Wynn Resorts, Ltd.[1]	4,627,056	11,982,000

		65,468,419	68,734,500

	Education Services (5.50%)
600,000	American Public Education, Inc.[1]	19,348,177	25,236,000
500,000	Capella Education Co.[1]	17,935,279	26,500,000
300,000	Strayer Education, Inc.	25,970,513	53,961,000

		63,253,969	105,697,000

	Hotels, Resorts & Cruise Lines (1.84%)
1,500,000	Gaylord Entertainment Co.[1]	44,782,743	12,495,000
2,964,000	Great Wolf Resorts, Inc.[1,5]	54,717,005	6,906,120
20,000,000	Mandarin Oriental International, Ltd.[2]	40,047,095	15,885,560

		139,546,843	35,286,680

	Movies & Entertainment (1.38%)
1,000,000	Marvel Entertainment, Inc.[1]	21,085,318	26,550,000

	Restaurants (1.86%)
1,050,000	Cheesecake Factory, Inc.[1]	21,204,416	12,022,500
2,500,000	Texas Roadhouse, Inc., Cl A1	29,521,460	23,825,000

		50,725,876	35,847,500

	Specialty Stores (0.69%)
2,000,000	Ulta Salon, Cosmetics & Fragrance, Inc.[1]	37,932,453	13,240,000

Total Consumer Discretionary		589,345,903	404,464,165

Consumer Staples (1.06%)
	Soft Drinks (1.06%)
100,000	Hansen Natural Corp.[1]	2,401,303	3,600,000
3,500,000	Heckmann Corp.[1]	27,464,082	16,870,000

Total Consumer Staples		29,865,385	20,470,000

Energy (1.55%)
	Oil & Gas Equipment & Services (1.24%)
41,200	Core Laboratories N.V.[2]	3,021,946	3,014,192
857,500	PHI, Inc.[1]	24,669,136	8,557,850
1,260,400	Willbros Group, Inc.[1,2]	42,884,230	12,225,880

		70,575,312	23,797,922

	Oil & Gas Exploration & Production (0.31%)
400,000	Linn Energy LLC	13,704,627	5,960,000

Total Energy		84,279,939	29,757,922

Financials (5.02%)
	Real Estate Services (0.94%)
4,500,000	CB Richard Ellis Group, Inc., Cl A1	34,462,412	18,135,000

Shares		Cost	Value
Common Stocks (continued)
Financials (continued)
	Reinsurance (0.56%)
200,000	Arch Capital Group, Ltd.[1,2]	$5,515,966	$10,772,000

	Specialized Finance (1.36%)
700,000	MSCI, Inc., Cl A1	14,505,408	11,837,000
1,000,000	RiskMetrics Group, Inc.[1,6]	17,515,916	14,290,000

		32,021,324	26,127,000

	Specialized REIT’s (2.16%)
1,250,000	Digital Realty Trust, Inc.[6]	45,156,044	41,475,000

Total Financials		117,155,746	96,509,000

Health Care (13.55%)
	Health Care Equipment (4.99%)
900,000	IDEXX Laboratories, Inc.[1]	29,711,915	31,122,000
175,000	Intuitive Surgical, Inc.[1]	2,537,500	16,688,000
1,325,000	Masimo Corp.[1]	30,033,725	38,398,500
1,150,000	Natus Medical, Inc.[1]	17,163,786	9,786,500

		79,446,926	95,995,000

	Health Care Facilities (1.98%)
1,500,000	Brookdale Senior Living, Inc.	36,458,920	7,575,000
1,525,000	Emeritus Corp.[1]	46,025,139	10,004,000
2,500,000	Skilled Healthcare Group, Inc., Cl A1	35,797,496	20,525,000

		118,281,555	38,104,000

	Health Care Supplies (5.23%)
575,000	Gen-Probe, Inc.[1,6]	24,735,876	26,208,500
1,900,000	Immucor, Inc.[1]	13,712,409	47,785,000
1,000,000	Inverness Medical Innovations, Inc.[1]	42,391,327	26,630,000

		80,839,612	100,623,500

	Life Sciences Tools & Services (1.35%)
725,000	Covance, Inc.[1]	26,867,987	25,831,750

Total Health Care		305,436,080	260,554,250

Industrials (21.88%)
	Aerospace & Defense (5.55%)
700,000	AeroVironment, Inc.[1]	15,019,908	14,630,000
1,250,000	HEICO Corp., Cl A	32,470,347	25,787,500
800,000	Stanley, Inc.[1]	11,533,892	20,312,000
1,400,000	TransDigm Group, Inc.[1]	36,859,086	45,976,000

		95,883,233	106,705,500
	Construction & Engineering (2.38%)
1,200,000	AECOM Technology Corp.[1]	29,450,937	31,296,000
1,100,000	Orion Marine Group, Inc.[1,5]	14,920,988	14,410,000

		44,371,925	45,706,000

	Construction & Farm Machinery & Heavy Trucks (0.82%)
600,000	Wabtec Corp.	19,797,155	15,828,000

	Diversified Support Services (2.73%)
1,025,000	Iron Mountain, Inc.[1]	6,953,282	22,724,250
1,600,000	Ritchie Bros. Auctioneers, Inc.[2]	29,839,618	29,744,000

		36,792,900	52,468,250

	Electrical Components & Equipment (0.54%)
525,000	SunPower Corp., Cl B1	14,287,525	10,395,000

See Notes to Financial Statements.	17

Baron Small Cap Fund	March 31, 2009

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2009

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Environmental & Facilities Services (6.42%)
800,000	Clean Harbors, Inc.[1]	$43,488,644	$38,400,000
2,500,000	Covanta Holding Corp.[1]	38,709,339	32,725,000
2,050,000	EnergySolutions, Inc.	33,444,250	17,732,500
543,844	Team, Inc.[1]	11,973,873	6,373,852
1,100,000	Waste Connections, Inc.[1]	30,585,837	28,270,000

		158,201,943	123,501,352

	Industrial Machinery (1.84%)
1,500,000	Actuant Corp., Cl A	25,008,468	15,495,000
1,500,000	Colfax Corp.[1]	27,293,245	10,305,000
350,000	Kaydon Corp.	15,723,269	9,565,500

		68,024,982	35,365,500
	Research & Consulting Services (1.60%)
725,000	Huron Consulting Group, Inc.[1]	34,870,583	30,761,750

Total Industrials		472,230,246	420,731,352

Information Technology (13.63%)
	Application Software (2.07%)
600,000	Advent Software, Inc.[1]	16,654,197	19,986,000
1,150,000	Ultimate Software Group, Inc.[1]	28,964,529	19,849,000

		45,618,726	39,835,000

	Data Processing & Outsourced Services (0.82%)
850,000	Broadridge Financial Solutions, Inc.	11,216,464	15,818,500

	Electronic Components (1.45%)
1,154,436	DTS, Inc.[1,5]	21,626,480	27,775,730

	Electronic Equipment & Instruments (3.20%)
1,750,000	FLIR Systems, Inc.[1]	11,668,715	35,840,000
500,000	Mettler-Toledo International, Inc.[1]	32,531,406	25,665,000

		44,200,121	61,505,000

	Internet Software & Services (2.04%)
500,000	Bankrate, Inc.[1]	16,937,045	12,475,000
4,002,308	SkillSoft PLC, ADR[1,2]	29,827,194	26,775,440

		46,764,239	39,250,440

	IT Consulting & Other Services (3.47%)
875,000	Equinix, Inc.[1,6]	55,025,038	49,131,250
1,595,254	Gartner, Inc.[1]	31,216,962	17,563,747

		86,242,000	66,694,997

	Semiconductor Equipment (0.58%)
2,100,000	Rubicon Technology, Inc.[1,5]	35,039,592	11,151,000

Total Information Technology		290,707,622	262,030,667

Materials (3.01%)
	Construction Materials (2.33%)
1,850,000	Eagle Materials, Inc.	37,926,997	44,862,500

	Specialty Chemicals (0.68%)
1,000,000	Nalco Holding Co.	17,014,844	13,070,000

Total Materials		54,941,841	57,932,500

Shares		Cost	Value
Common Stocks (continued)
Telecommunication Services (5.71%)
	Wireless Telecommunication Services (5.71%)
1,500,000	American Tower Corp., Cl A1,4	$5,358,834	$45,645,000
2,750,000	SBA Communications Corp., Cl A1	26,849,041	64,075,000

Total Telecommunication Services		32,207,875	109,720,000

Unclassified (2.11%)
2,500,000	Liberty Acquisition Holdings Corp.[1,6]	22,555,000	21,950,000
2,000,000	Trian Acquisition I Corp.[1,6]	19,661,740	18,620,000

Total Unclassified		42,216,740	40,570,000

Utilities (0.58%)
	Electric Utilities (0.43%)
188,600	ITC Holdings Corp.	7,845,250	8,226,732

	Water Utilities (0.15%)
928,874	Cascal N.V.[2]	11,454,619	2,916,663

Total Utilities		19,299,869	11,143,395

Total Common Stocks		2,037,687,246	1,713,883,251

Private Equity Investments (0.73%)
Consumer Discretionary (0.73%)
	Hotels, Resorts & Cruise Lines (0.73%)
3,500,000	Kerzner Intl. Holdings, Ltd., Cl A1,2,3,6	35,000,000	14,000,000

Warrants (0.00%)
Consumer Discretionary (0.00%)
	Apparel Retail (0.00%)
100,000	Casual Male Retail Group, Inc. Warrants Exp 07/02/2010[1,3]	49,000	0

	Restaurants (0.00%)
49,743	Krispy Kreme Doughnuts, Inc. Warrants Exp 03/02/2012[1]	0	0

Total Warrants		49,000	0

18	See Notes to Financial Statements.

March 31, 2009	Baron Small Cap Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2009

Principal Amount		Cost	Value
Short Term Investments (10.39%)
$199,776,420	Repurchase Agreement with Fixed Income Clearing Corp., dated 03/31/2009, 0.09% due 04/01/2009; Proceeds at maturity - $199,776,919; (Fully collateralized by U.S. Treasury Bond, 7.50% due 11/15/2016; Market value - $24,871,936 and U.S. Treasury Bond, 8.875% due 08/15/2017; Market value - $85,103,400 and U.S. Treasury Note, 4.75% due 08/15/2017; Market value - $31,700,700 and U.S. Treasury Note, 4.25% due 11/15/2017; Market value - $35,597,300 and U.S. Treasury Note, 4.00% due 08/15/2018; Market value - $32,394,873 and U.S. Treasury Note, 3.75% due 11/15/2018; Market value - $99,171)	$199,776,420	$199,776,420

Total Investments (100.26%)		$2,272,512,666	1,927,659,671

Liabilities Less Cash and Other Assets (-0.26%)			(4,927,308)

Net Assets (Equivalent to $13.15 per share based on 146,172,335 shares outstanding)			$1,922,732,363

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At March 31, 2009, the market value of restricted and fair valued securities amounted to $14,000,000 or 0.73% of Net Assets. None of these securities are deemed liquid. See Note 7.
[4]	Represents securities, or a portion thereof, in segregated custodian account. See Note 11.
[5]	See Note 10 regarding “Affiliated” companies.
[6]	The Adviser has reclassified certain securities in or out of this sub-industry. Such reclassifications are not supported by S&P or MSCI.
ADR	American Depositary Receipt.

See Notes to Financial Statements.	19

Baron iOpportunity Fund	March 31, 2009

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2009

Shares		Cost	Value
Common Stocks (87.28%)
Consumer Discretionary (6.25%)
	Advertising (1.72%)
60,000	Lamar Advertising Co., Cl A1	$3,127,686	$585,000
86,941	National CineMedia, Inc.	1,738,306	1,145,882

		4,865,992	1,730,882

	Education Services (0.97%)
5,400	Strayer Education, Inc.	947,846	971,298

	Internet Retail (3.56%)
19,000	Amazon.com, Inc.[1]	781,078	1,395,360
35,100	Blue Nile, Inc.[1]	1,510,608	1,058,265
950,200	drugstore.com, Inc.[1]	2,777,167	1,111,734

		5,068,853	3,565,359

Total Consumer Discretionary		10,882,691	6,267,539

Financials (14.73%)
	Investment Banking & Brokerage (2.64%)
171,000	Charles Schwab Corp.	1,687,347	2,650,500

	Specialized Finance (8.72%)
8,387	CME Group, Inc., Cl A	1,529,111	2,066,473
26,300	IntercontinentalExchange, Inc.[1]	2,128,406	1,958,561
159,600	MSCI, Inc., Cl A1	4,253,387	2,698,836
141,000	RiskMetrics Group, Inc.[1,4]	2,304,618	2,014,890

		10,215,522	8,738,760

	Specialized REIT’s (3.37%)
101,800	Digital Realty Trust, Inc.[4]	3,875,633	3,377,724

Total Financials		15,778,502	14,766,984

Health Care (2.68%)
	Health Care Supplies (1.07%)
40,000	Inverness Medical Innovations, Inc.[1]	998,998	1,065,200

	Health Care Technology (1.61%)
67,000	athenahealth, Inc.[1]	2,132,437	1,615,370

Total Health Care		3,131,435	2,680,570

Industrials (6.72%)
	Diversified Support Services (1.74%)
120,000	EnerNOC, Inc.[1]	890,582	1,744,800

	Electrical Components & Equipment (0.87%)
44,000	SunPower Corp., Cl B1	1,202,769	871,200

	Research & Consulting Services (4.11%)
45,000	CoStar Group, Inc.[1]	1,286,985	1,361,250
67,000	IHS, Inc., Cl A1	2,843,677	2,759,060

		4,130,662	4,120,310

Total Industrials		6,224,013	6,736,310

Information Technology (42.84%)
	Application Software (9.32%)
68,866	ANSYS, Inc.[1]	1,614,095	1,728,537
88,500	Concur Technologies, Inc.[1]	1,833,675	1,698,315
34,500	FactSet Research Systems, Inc.	1,976,520	1,724,655
294,000	Nuance Communications, Inc.[1]	3,982,742	3,192,840
57,500	Ultimate Software Group, Inc.[1]	1,165,248	992,450

		10,572,280	9,336,797

	Communications Equipment (4.93%)
64,000	QUALCOMM, Inc.	2,304,479	2,490,240
56,900	Research in Motion, Ltd.[1,2]	1,882,919	2,450,683

		4,187,398	4,940,923

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	Computer Hardware (3.15%)
30,000	Apple, Inc.[1]	$1,296,540	$3,153,600

	Data Processing & Outsourced Services (1.09%)
74,000	CyberSource Corp.[1]	1,115,091	1,095,940

	Electronic Components (0.74%)
30,888	DTS, Inc.[1]	686,024	743,165

	Home Entertainment Software (2.61%)
250,000	Activision Blizzard, Inc.[1]	1,862,936	2,615,000

	Internet Software & Services (12.93%)
123,000	Bankrate, Inc.[1]	2,983,879	3,068,850
4,383	Google, Inc., Cl A1	372,555	1,525,547
55,000	GSI Commerce, Inc.[1]	447,381	720,500
1,190,000	Move, Inc.[1]	3,405,531	1,725,500
37,500	Omniture, Inc.[1]	699,329	494,625
172,092	SkillSoft PLC, ADR[1,2]	1,136,746	1,151,296
580,800	TechTarget, Inc.[1]	4,323,321	1,393,920
86,510	WebMD Health Corp., Cl A1	1,833,914	1,929,173
74,000	Yahoo!, Inc.[1]	899,970	947,940

		16,102,626	12,957,351

	IT Consulting & Other Services (7.08%)
107,500	Equinix, Inc.[1,4]	4,552,557	6,036,125
96,644	Gartner, Inc.[1]	1,429,217	1,064,050

		5,981,774	7,100,175

	Systems Software (0.99%)
54,000	Microsoft Corp.	976,759	991,980

Total Information Technology		42,781,428	42,934,931

Telecommunication Services (14.06%)
	Alternative Carriers (1.22%)
140,000	tw telecom, Inc.[1]	2,043,151	1,225,000

	Wireless Telecommunication Services (12.84%)
157,500	American Tower Corp., Cl A1	2,863,255	4,792,725
208,500	NII Holdings, Inc.[1]	12,283,318	3,127,500
212,500	SBA Communications Corp., Cl A1	3,860,975	4,951,250

		19,007,548	12,871,475

Total Telecommunication Services		21,050,699	14,096,475

Total Common Stocks		99,848,768	87,482,809

Warrants (0.00%)
Information Technology (0.00%)
	Internet Software & Services (0.00%)
200,000	Loudeye Corp. Warrants Exp 12/23/2010[1,3]	0	0

Principal Amount
Convertible Bonds (0.60%)
Consumer Discretionary (0.60%)
	Advertising (0.60%)
$650,000	Lamar Advertising Co., 2.875% due 12/31/2010[4]	491,621	598,812

20	See Notes to Financial Statements.

March 31, 2009	Baron iOpportunity Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2009

Principal Amount		Cost	Value
Corporate Bonds (0.51%)
Telecommunication Services (0.51%)
	Alternative Carriers (0.51%)
$750,000	GC Impsat Holdings I plc, 144A, 9.875% due 02/15/2017[2,4]	$529,798	$506,250

Short Term Investments (8.86%)
8,882,745	Repurchase Agreement with Fixed Income Clearing Corp., dated 03/31/2009, 0.09% due 04/01/2009; Proceeds at maturity - $8,882,767; (Fully collateralized by U.S. Treasury Note, 5.125% due 05/15/2016; Market value - $9,329,100)	8,882,745	8,882,745

Total Investments (97.25%)		$109,752,932	97,470,616

Cash and Other Assets Less Liabilities (2.75%)			2,760,604

Net Assets (Equivalent to $7.26 per share based on 13,797,861 shares outstanding)			$100,231,220

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At March 31, 2009, the market value of restricted and fair valued securities amounted to $0 or 0.00% of Net Assets. None of these securities are deemed liquid. See Note 7.
[4]	The Adviser has reclassified certain securities in or out of this sub-industry. Such reclassifications are not supported by S&P or MSCI.
ADR	American Depositary Receipt.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At March 31, 2009, the market value of Rule 144A securities amounted to $506,250 or 0.51% of Net Assets.

See Notes to Financial Statements.	21

Baron Fifth Avenue Growth Fund	March 31, 2009

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2009

Shares		Cost	Value
Common Stocks (95.65%)
Consumer Discretionary (21.49%)
	Department Stores (2.51%)
20,000	Kohl’s Corp.[1]	$897,209	$846,400

	General Merchandise Stores (4.48%)
44,000	Target Corp.	1,972,459	1,513,160

	Home Furnishings (1.50%)
17,000	Mohawk Industries, Inc.[1]	627,788	507,790

	Home Improvement Retail (4.68%)
67,000	Home Depot, Inc.	2,319,914	1,578,520

	Homebuilding (3.61%)
67,000	Toll Brothers, Inc.[1]	1,302,213	1,216,720

	Restaurants (3.56%)
22,000	McDonald’s Corp.	1,269,587	1,200,540

	Specialty Stores (1.15%)
18,000	Tiffany & Co.	546,168	388,080

Total Consumer Discretionary		8,935,338	7,251,210

Consumer Staples (9.14%)
	Distillers & Vintners (1.59%)
12,000	Diageo plc, ADR[2]	792,216	537,000

	Drug Retail (0.41%)
5,000	CVS Caremark Corp.	116,241	137,450

	Household Products (1.12%)
8,000	Procter & Gamble Co.	431,326	376,720

	Hypermarkets & Super Centers (3.29%)
24,000	Costco Wholesale Corp.	1,222,202	1,111,680

	Packaged Foods & Meats (1.51%)
12,000	Cadbury plc, ADR[2]	502,407	363,600
3,000	Groupe Danone[2]	223,828	145,991

		726,235	509,591

	Soft Drinks (1.22%)
8,000	PepsiCo, Inc.	475,354	411,840

Total Consumer Staples		3,763,574	3,084,281

Energy (12.27%)
	Oil & Gas Drilling (6.31%)
17,000	Diamond Offshore Drilling, Inc.	1,193,944	1,068,620
18,000	Transocean, Ltd.[1,2]	1,260,793	1,059,120

		2,454,737	2,127,740

	Oil & Gas Exploration & Production (5.96%)
19,000	Devon Energy Corp.	1,445,408	849,110
38,000	XTO Energy, Inc.	1,680,005	1,163,560

		3,125,413	2,012,670

Total Energy		5,580,150	4,140,410

Financials (20.43%)
	Asset Management & Custody Banks (1.35%)
31,000	AllianceBernstein Holding L.P.	890,654	456,320

	Consumer Finance (1.66%)
41,000	American Express Co.	1,653,068	558,830

	Diversified Banks (2.19%)
52,000	Wells Fargo & Company	1,732,146	740,480

	Investment Banking & Brokerage (4.13%)
42,000	Charles Schwab Corp.	384,433	651,000
7,000	Goldman Sachs Group, Inc.	1,010,145	742,140

		1,394,578	1,393,140

Shares		Cost	Value
Common Stocks (continued)
Financials (continued)
	Other Diversified Financial Services (3.55%)
45,000	JPMorgan Chase & Co.	$1,532,133	$1,196,100

	Property & Casualty Insurance (5.63%)
17,000	ACE, Ltd.[2]	866,317	686,800
14	Berkshire Hathaway, Inc., Cl A1	1,382,075	1,213,800

		2,248,392	1,900,600

	Reinsurance (1.92%)
12,000	Arch Capital Group, Ltd.[1,2]	824,022	646,320

Total Financials		10,274,993	6,891,790

Health Care (1.90%)
	Life Sciences Tools & Services (1.90%)
18,000	Thermo Fisher Scientific, Inc.[1]	1,019,069	642,060

Industrials (6.64%)
	Air Freight & Logistics (1.98%)
15,000	FedEx Corp.	1,351,227	667,350

	Environmental & Facilities Services (1.32%)
26,000	Republic Services, Inc.	515,501	445,900

	Trading Companies & Distributors (3.34%)
35,000	Fastenal Co.	1,308,321	1,125,425

Total Industrials		3,175,049	2,238,675

Information Technology (13.94%)
	Communications Equipment (3.46%)
30,000	QUALCOMM, Inc.	1,414,792	1,167,300

	Computer Hardware (2.49%)
8,000	Apple, Inc.[1]	330,478	840,960

	Internet Software & Services (2.27%)
2,200	Google, Inc., Cl A1	187,000	765,732

	IT Consulting & Other Services (3.00%)
18,000	Equinix, Inc.[1,3]	1,365,925	1,010,700

	Systems Software (2.72%)
50,000	Microsoft Corp.	1,077,836	918,500

Total Information Technology		4,376,031	4,703,192

Materials (4.05%)
	Fertilizers & Agricultural Chemicals (2.71%)
11,000	Monsanto Co.	811,045	914,100

	Specialty Chemicals (1.34%)
13,000	Ecolab, Inc.	566,801	451,490

Total Materials		1,377,846	1,365,590

Telecommunication Services (5.79%)
	Wireless Telecommunication Services (5.79%)
26,000	America Movil S.A.B. de C.V., Series L ADR[2]	1,273,177	704,080
41,000	American Tower Corp., Cl A1	714,969	1,247,630

Total Telecommunication Services		1,988,146	1,951,710

Total Common Stocks		40,490,196	32,268,918

22	See Notes to Financial Statements.

March 31, 2009	Baron Fifth Avenue Growth Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2009

Principal Amount		Cost	Value
Short Term Investments (3.46%)
$1,167,902	Repurchase Agreement with Fixed Income Clearing Corp., dated 03/31/2009, 0.09% due 04/01/2009; Proceeds at maturity - $1,167,905; (Fully collateralized by U.S. Treasury Note, 5.125% due 05/15/2016; Market value - $1,228,150)	$1,167,902	$1,167,902

Total Investments (99.11%)		$41,658,098	33,436,820

Cash and Other Assets Less Liabilities (0.89%)			300,353

Net Assets (Equivalent to $6.51 per share based on 5,183,842 shares outstanding)			$33,737,173

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified certain securities in or out of this sub-industry. Such reclassifications are not supported by S&P or MSCI.
ADR	American Depositary Receipt.

See Notes to Financial Statements.	23

Baron Funds	March 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

MARCH 31, 2009

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Assets:
Investments in securities, at cost
Unaffiliated investments	$1,848,908,963	$3,135,055,486	$1,827,253,632	$100,870,187	$40,490,196
“Affiliated” investments	48,420,146	314,657,288	245,482,614	—	—
Repurchase agreements	144,739,858	136,151,231	199,776,420	8,882,745	1,167,902
Investments in securities, at value
Unaffiliated investments	$1,803,481,739	$3,178,343,952	$1,602,869,416	$88,587,871	$32,268,918
“Affiliated” investments	48,521,250	387,545,000	125,013,835	—	—
Repurchase agreements	144,739,858	136,151,231	199,776,420	8,882,745	1,167,902
Foreign currency, at value (identified cost $3)	3	—	—	—	—
Receivable for securities sold	182,081	6,470,475	76,581	3,449,607	395,568
Receivable for shares sold	1,968,309	5,115,493	3,253,762	46,300	10,297
Dividends and interest receivable	1,368,812	1,487,067	1,758,967	30,210	29,797
Due from investment adviser	—	—	—	—	96
Prepaid expenses	54,002	99,426	51,525	2,595	873

	2,000,316,054	3,715,212,644	1,932,800,506	100,999,328	33,873,451

Liabilities:
Payable for shares redeemed	2,143,512	60,830,497	1,897,752	18,054	6,914
Payable for securities purchased	2,919,248	8,265,255	7,817,680	686,024	61,659
Distribution fees payable (Note 4)	530	110	608	280	296
Investment advisory fees payable (Note 4)	478	390	163	117	—
Accrued expenses and other payables	402,934	496,813	351,940	63,633	67,409

	5,466,702	69,593,065	10,068,143	768,108	136,278

Net Assets	$1,994,849,352	$3,645,619,579	$1,922,732,363	$100,231,220	$33,737,173

Net Assets consist of:
Paid-in capital	$2,159,625,457	$4,501,776,740	$2,529,643,704	$170,816,678	$47,500,123
Accumulated net investment income (loss)	(4,239,163)	(7,062,837)	(7,645,359)	(501,024)	119,013
Accumulated net realized loss on investments and foreign currency transactions	(115,210,822)	(965,270,502)	(254,412,577)	(57,802,118)	(5,660,612)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(45,326,120)	116,176,178	(344,853,405)	(12,282,316)	(8,221,351)

Net Assets	$1,994,849,352	$3,645,619,579	$1,922,732,363	$100,231,220	$33,737,173

Shares Outstanding ($0.01 par value; indefinite shares authorized)	62,574,919	127,783,394	146,172,335	13,797,861	5,183,842

Net Asset Value Per Share	$31.88	$28.53	$13.15	$7.26	$6.51

24	See Notes to Financial Statements.

March 31, 2009	Baron Funds

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED MARCH 31, 2009

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Investment income:
Income:
Interest	$70,389	$2,467,303	$88,634	$14,108	$822
Dividends — unaffiliated investments	8,960,428	11,198,640	5,097,558	236,710	389,180
Dividends — “affiliated” investments	1,838,900	735,000	864,000	—	—
Securities lending income	—	379,315	—	5,632	—
Taxes withheld on dividends	(45,373)	(102,278)	(39,367)	—	—

Total income	10,824,344	14,677,980	6,010,825	256,450	390,002

Expenses:
Investment advisory fees (Note 4)	11,020,423	19,507,394	10,070,108	504,983	193,305
Distribution fees (Note 4)	2,755,106	4,876,849	2,517,527	126,246	48,326
Reports to shareholders	619,500	1,226,500	521,000	3,700	760
Shareholder servicing agent fees and expenses	422,546	598,644	282,086	61,623	18,694
Registration and filing fees	52,480	87,133	42,180	15,451	21,237
Custodian fees	43,930	97,658	48,780	11,546	12,045
Professional fees	53,118	45,871	36,855	16,946	15,189
Trustee fees and expenses	43,520	77,717	40,425	1,835	596
Insurance expense	29,633	49,594	25,300	1,362	629
Administration fees	13,295	14,160	13,228	13,110	13,324
Line of credit fees	10,288	19,630	10,076	462	225
Miscellaneous expenses	1,064	12,364	264	419	374

Total operating expenses	15,064,903	26,613,514	13,607,829	757,683	324,704
Expense reimbursement from Adviser (Note 4)	—	—	—	—	(54,036)
Expense offsets (Note 2)	(1,396)	(2,484)	(746)	(209)	(40)

Net expenses	15,063,507	26,611,030	13,607,083	757,474	270,628

Net investment income (loss)	(4,239,163)	(11,933,050)	(7,596,258)	(501,024)	119,374

Realized and unrealized gain (loss) on investments:
Net realized loss on investments sold — unaffiliated investments	(160,271,589)	(744,405,426)	(240,114,468)	(27,362,799)	(6,235,357)
Net realized gain (loss) on investments sold — “affiliated” investments	7,641,893	(4,079,765)	(15,063,441)	—	—
Net realized gain (loss) on foreign currency transactions	17,313	(650)	(17,624)	126,421	2,429
Net change in unrealized appreciation (depreciation) of:
Investments	(997,648,550)	(1,010,779,633)	(591,391,976)	(13,774,771)	(11,872,449)
Foreign currency transactions	44,062	465	17,477	—	(73)

Net loss on investments	(1,150,216,871)	(1,759,265,009)	(846,570,032)	(41,011,149)	(18,105,450)

Net decrease in net assets resulting from operations	$(1,154,456,034)	$(1,771,198,059)	$(854,166,290)	$(41,512,173)	$(17,986,076)

See Notes to Financial Statements.	25

Baron Funds	March 31, 2009

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund
	For the Six Months Ended March 31, 2009	For the Year Ended September 30, 2008	For the Six Months Ended March 31, 2009	For the Year Ended September 30, 2008	For the Six Months Ended March 31, 2009	For the Year Ended September 30, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(4,239,163)	$(19,396,329)	$(11,933,050)	$(37,801,704)	$(7,596,258)	$(13,834,890)
Net realized gain (loss)	(152,612,383)	160,826,320	(748,485,841)	(197,426,157)	(255,195,533)	56,084,341
Net change in unrealized appreciation (depreciation)	(997,604,488)	(965,250,142)	(1,010,779,168)	(1,162,979,244)	(591,374,499)	(826,616,229)

Decrease in net assets resulting from operations	(1,154,456,034)	(823,820,151)	(1,771,198,059)	(1,398,207,105)	(854,166,290)	(784,366,778)

Distributions to shareholders from:
Net realized gain on investments	(124,029,805)	(138,620,976)	—	(324,783,267)	—	(233,778,767)

Decrease in net assets from distributions to shareholders	(124,029,805)	(138,620,976)	—	(324,783,267)	—	(233,778,767)

Capital share transactions:
Proceeds from the sale of shares	220,641,748	572,858,409	525,256,887	1,165,382,200	284,721,295	857,856,943
Net asset value of shares issued in reinvestment of dividends	120,611,651	134,219,969	—	315,623,097	—	227,312,816
Cost of shares redeemed	(379,761,148)	(900,749,750)	(723,459,242)	(1,218,881,706)	(379,421,610)	(717,794,987)

Increase (decrease) in net assets derived from capital share transactions	(38,507,749)	(193,671,372)	(198,202,355)	262,123,591	(94,700,315)	367,374,772
Redemption fees	—	—	—	—	—	—

Decrease in net assets	(1,316,993,588)	(1,156,112,499)	(1,969,400,414)	(1,460,866,781)	(948,866,605)	(650,770,773)

Net Assets:
Beginning of period	3,311,842,940	4,467,955,439	5,615,019,993	7,075,886,774	2,871,598,968	3,522,369,741

End of period	$1,994,849,352	$3,311,842,940	$3,645,619,579	$5,615,019,993	$1,922,732,363	$2,871,598,968

Accumulated net investment income (loss) at end of period	$(4,239,163)	$—	$(7,062,837)	$4,870,213	$(7,645,359)	$(49,101)

Shares:
Shares sold	6,330,495	9,563,524	17,724,471	24,189,423	20,888,315	38,592,333
Shares issued in reinvestment of dividends	3,557,866	2,114,033	—	6,238,040	—	9,555,010
Shares redeemed	(10,858,994)	(15,250,340)	(24,625,942)	(25,451,691)	(28,262,728)	(32,870,571)

Net increase (decrease)	(970,633)	(3,572,783)	(6,901,471)	4,975,772	(7,374,413)	15,276,772

26	See Notes to Financial Statements.

March 31, 2009	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (Continued)

	Baron iOpportunity Fund		Baron Fifth Avenue Growth Fund
	For the Six Months Ended March 31, 2009	For the Year Ended September 30, 2008	For the Six Months Ended March 31, 2009	For the Year Ended September 30, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(501,024)	$(1,497,264)	$119,374	$(7,827)
Net realized gain (loss)	(27,236,378)	10,742,178	(6,232,928)	4,993,618
Net change in unrealized appreciation (depreciation)	(13,774,771)	(59,701,814)	(11,872,522)	(23,277,266)

Decrease in net assets resulting from operations	(41,512,173)	(50,456,900)	(17,986,076)	(18,291,475)

Distributions to shareholders from:
Net realized gain on investments	—	—	(3,201,219)	(8,432,058)

Decrease in net assets from distributions to shareholders	—	—	(3,201,219)	(8,432,058)

Capital share transactions:
Proceeds from the sale of shares	5,533,120	42,203,813	2,782,758	4,993,498
Net asset value of shares issued in reinvestment of dividends	—	—	3,128,251	8,255,310
Cost of shares redeemed	(18,195,586)	(35,434,494)	(9,230,224)	(38,446,686)

Increase (decrease) in net assets derived from capital share transactions	(12,662,466)	6,769,319	(3,319,215)	(25,197,878)
Redemption fees	19,132	70,357	—	—

Decrease in net assets	(54,155,507)	(43,617,224)	(24,506,510)	(51,921,411)

Net Assets:
Beginning of period	154,386,727	198,003,951	58,243,683	110,165,094

End of period	$100,231,220	$154,386,727	$33,737,173	$58,243,683

Accumulated net investment income (loss) at end of period	$(501,024)	$—	$119,013	$(361)

Shares:
Shares sold	766,038	3,409,757	396,385	407,055
Shares issued in reinvestment of dividends	—	—	452,713	654,664
Shares redeemed	(2,559,237)	(3,034,966)	(1,274,424)	(3,253,250)

Net increase (decrease)	(1,793,199)	374,791	(425,326)	(2,191,531)

See Notes to Financial Statements.	27

Baron Funds	March 31, 2009

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers five series (individually a “Fund” and collectively the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund. Prior to October 22, 2004, the name of the Trust was Baron Asset Fund.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized growth companies with undervalued assets or favorable growth prospects. Prior to February 15, 2007, the Fund’s objective was to invest in small- and medium-sized growth companies.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron iOpportunity Fund seeks capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in the securities of large-sized growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

a) Security Valuation. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Foreign Currency Translations. Values of investments denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

March 31, 2009	Baron Funds

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

c) Securities Transactions, Investment Income, Expense Allocation and Expense Offsets. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The Funds’ expenses were reduced by expense offsets from an unaffiliated transfer agent. The Funds earned cash management credits which were used to reduce shareholder servicing agent fees and expenses. These offsets are included in the Statements of Operations.

d) Securities Lending. The Funds may loan securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

For the six months ended March 31, 2009, Baron Growth Fund and Baron iOpportunity Fund had securities lending income of $379,315 and $5,632, respectively, which is included in the Statements of Operations. At March 31, 2009, the Funds did not have any securities on loan.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 105% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

g) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, partnership basis adjustments and wash sale losses deferred.

i) Short-term Trading Fee. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is retained by Baron iOpportunity Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid-in capital.

j) Use of Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates.

k) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Baron Funds	March 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

l) New Accounting Pronouncements. In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years ending after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Management has evaluated the adoption of FSP No. 133-1 and determined that there is no impact on the Funds’ financial statements.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended March 31, 2009 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$204,978,893	$336,331,728
Baron Growth Fund	854,750,870	802,988,222
Baron Small Cap Fund	408,575,532	407,904,740
Baron iOpportunity Fund	37,440,739	55,251,345
Baron Fifth Avenue Growth Fund	10,488,433	13,518,783

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. BAMCO, Inc. (the “Adviser”), a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund equal to 1% per annum of the average daily net assets of the respective Funds. Baron Fifth Avenue Growth Fund pays the Adviser 1% per annum for average daily net assets under $1 billion, 0.95% per annum for average daily net assets greater than $1 billion but less than $2 billion, 0.90% per annum for average daily net assets over $2 billion but less than $3 billion, 0.85% per annum for average daily net assets over $3 billion but less than $4 billion, and 0.80% per annum for average daily net assets greater than $4 billion. For Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the expense ratio (excluding portfolio transaction costs, interest and extraordinary expenses) to 1.50% and 1.40% of average daily net assets, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with the custodian bank to perform accounting and certain administrative services. The custodian bank is compensated for fund accounting based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

The Funds have entered into a committed line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations

March 31, 2009	Baron Funds

5. LINE OF CREDIT (Continued)

included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 0.50%. A commitment fee of 0.08% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the six months ended March 31, 2009, there were no loans outstanding under the line of credit.

6. LITIGATION

An action was pending in the Southern District of New York brought by a shareholder of Baron Growth Fund and Baron Small Cap Fund against these two funds, their Trustees, and the distributor, Baron Capital, Inc. The action alleged improper imposition of 12b-1 fees of these two funds that were partially closed to new investors and sought compensatory damages and to enjoin further 12b-1 fees. The U.S. District Court for the Southern District of New York dismissed this action on March 20, 2009. The court ruled that the plaintiffs failed to state a claim upon which relief may be granted. The plaintiffs had until April 9, 2009 to file an amended complaint and failed to do so. On May 11, 2009 the case was dismissed with prejudice.

7. RESTRICTED SECURITIES

At March 31, 2009, investments in securities included securities that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At March 31, 2009, the Funds held investments in restricted and illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund
Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Wynn Resorts, Ltd.	04/17/01	$27,687,159
Private Equity Investments
Apollo International, Inc. S-A Conv. Pfd.	07/21/99-10/03/02	—
Kerzner Intl. Holdings, Ltd., Cl A (See Note 11)	09/27/06	20,800,000
Windy City Investments Holdings LLC	11/13/07	8,400,005

Total Restricted Securities: (Cost $98,836,714) (2.85% of Net Assets)		$56,887,164

	Baron Growth Fund
Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Wynn Resorts, Ltd.	04/22/02	$10,200,539
Private Equity Investments
FC Co-Investment Partners, L.P.	11/07/07	4,320,000
Fontainebleau Resorts, LLC	10/05/05-06/01/07	—
Kerzner Intl. Holdings, Ltd., Cl A (See Note 11)	09/27/06	29,600,000
Windy City Investments Holdings LLC	11/13/07	2,827,500

Total Restricted Securities: (Cost $159,102,715) (1.29% of Net Assets)		$46,948,039

Baron Funds	March 31, 2009

7. RESTRICTED SECURITIES (Continued)

Baron Small Cap Fund
Name of Issuer	Acquisition Date(s)	Value
Private Equity Investments
Kerzner Intl. Holdings, Ltd., Cl A (See Note 11)	09/27/06	$14,000,000
Warrants
Casual Male Retail Group, Inc. Warrants Exp 07/02/2010	07/03/03	—

Total Restricted Securities: (Cost $35,049,000) (0.73% of Net Assets)		$14,000,000

Baron iOpportunity Fund
Name of Issuer	Acquisition Date(s)	Value
Warrants
Loudeye Corp. Warrants Exp 12/23/2010	12/22/04	$—

Total Restricted Securities: (Cost $0) (0.00% of Net Assets)		$—

8. FAIR VALUE MEASUREMENTS

Effective October 1, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Valuation Inputs	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities
Level 1 — Quoted Prices	$1,822,802,984	$3,482,934,137	$1,713,883,251	$87,482,809	$32,268,918
Level 2 — Other Significant Observable Inputs	144,739,858	182,358,546	199,776,420	9,987,807	1,167,902
Level 3 — Significant Unobservable Inputs	29,200,005	36,747,500	14,000,000	—	—

Total	$1,996,742,847	$3,702,040,183	$1,927,659,671	$97,470,616	$33,436,820

March 31, 2009	Baron Funds

8. FAIR VALUE MEASUREMENTS (Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund
	Investments in Securities	Investments in Securities	Investments in Securities
Balance as of 09/30/08	$97,607,385	$227,498,579	$38,500,000
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	(3,630,581)	—
Net change in unrealized appreciation (depreciation)	(68,407,380)	(187,120,498)	(24,500,000)
Net purchases (sales)	—	—	—
Net transfers in and (or out) of Level 3	—	—	—

Balance as of 03/31/09	$29,200,005	$36,747,500	$14,000,000

Net change in unrealized appreciation (depreciation) attributable to investments still held at 03/31/09	$(68,407,380)	$(187,483,916)	$(24,500,000)

9. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from generally accepted accounting principles. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment loss and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency gains and losses, partnership basis adjustments and net investment loss. Financial records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of March 31, 2009, the components of net assets on a tax basis were substantially as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Cost of investments	$2,042,068,967	$3,585,864,005	$2,272,512,666	$109,752,932	$41,658,098

Gross tax unrealized appreciation	465,495,175	667,880,040	281,069,789	12,961,752	2,012,706
Gross tax unrealized depreciation	(510,821,295)	(551,703,862)	(625,923,194)	(25,244,068)	(10,234,057)

Net tax unrealized appreciation (depreciation)	(45,326,120)	116,176,178	(344,853,405)	(12,282,316)	(8,221,351)
Accumulated net investment income (loss)	(4,239,163)	(7,062,837)	(7,645,359)	(501,024)	119,013
Accumulated net realized loss	(115,210,822)	(965,270,502)	(254,412,577)	(57,802,118)	(5,660,612)
Paid-in capital	2,159,625,457	4,501,776,740	2,529,643,704	170,816,678	47,500,123

Net Assets	$1,994,849,352	$3,645,619,579	$1,922,732,363	$100,231,220	$33,737,173

As of September 30, 2008, the Funds had capital loss carryforwards expiring as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
September 30, 2010	$—	$—	$—	$8,539,442	$—
September 30, 2011	—	—	—	21,811,904	—

	$—	$—	$—	$30,351,346	$—

Baron Funds	March 31, 2009

9. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The tax character of distributions paid during the six months ended March 31, 2009 and the fiscal year ended September 30, 2008 was as follows:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Fund	Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
Baron Asset Fund	$—	$124,029,805	$—	$138,620,976
Baron Growth Fund	—	—	—	324,783,267
Baron Small Cap Fund	—	—	14,148,876	219,629,891
Baron iOpportunity Fund	—	—	—	—
Baron Fifth Avenue Growth Fund	—	3,201,219	59,708	8,372,350

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

In July 2006, FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006, and applies to all open tax years as of the date of effectiveness. Management has evaluated the adoption of FIN 48 and determined that there is no impact on the Funds’ financial statements.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON ASSET FUND

Name of Issuer	Balance of Shares Held on September 30, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on March 31, 2009	Value March 31, 2009	Dividend Income October 1, 2008- March 31, 2009
Alexander’s, Inc.[2]	275,978	—	76,898	199,080	$—	$1,838,900
Apollo International, Inc. S-A CV Pfd.	105,264	—	—	105,264	—	—
Vail Resorts, Inc.	3,000,000	—	625,000	2,375,000	48,521,250

Total investments in “affiliates” (2.43% of Net Assets)					$48,521,250	$1,838,900

BARON GROWTH FUND

Name of Issuer	Balance of Shares Held on September 30, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on March 31, 2009	Value March 31, 2009	Dividend Income October 1, 2008- March 31, 2009
Blue Nile, Inc.	800,000	—	—	800,000	$24,120,000	$—
Chemed Corp.[2]	1,400,000	—	800,000	600,000	—	—
DeVry, Inc.	3,675,000	—	25,000	3,650,000	175,857,000	294,000
Encore Acquisition Co.	3,100,000	—	300,000	2,800,000	65,156,000	—
FC Co-Investment Partners, L.P.	14,400,000	—	—	14,400,000	4,320,000	—
Peet’s Coffee & Tea, Inc.	700,000	—	—	700,000	15,134,000	—
Penske Automotive Group, Inc.[2]	4,255,218	700,000	1,455,218	3,500,000	—	441,000
Ralcorp Holdings, Inc.[2]	1,400,000	—	—	1,400,000	—	—
SEACOR Holdings, Inc.	1,100,000	—	—	1,100,000	64,141,000	—
SVB Financial Group[2]	1,700,000	—	1,500,000	200,000	—	—
Vail Resorts, Inc.	1,900,000	—	—	1,900,000	38,817,000	—

Total investments in “affiliates” (10.63% of Net Assets)					$387,545,000	$735,000

[1]	An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six months ended March 31, 2009.
[2]	As of March 31, 2009, no longer an affiliate.

March 31, 2009	Baron Funds

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1 (Continued)

BARON SMALL CAP FUND

Name of Issuer	Balance of Shares Held on September 30, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on March 31, 2009	Value March 31, 2009	Dividend Income October 1, 2008- March 31, 2009
AeroVironment, Inc.[2]	1,500,000	—	800,000	700,000	$—	$—
Capella Education Co.[2]	850,000	—	350,000	500,000	—	—
Casual Male Retail Group, Inc.[2]	2,322,053	—	2,322,053	—	—	—
Casual Male Retail Group, Inc., Warrants Exp 07/02/2010[2]	100,000	—	—	100,000	—	—
Design Within Reach, Inc.[2]	875,000	—	875,000	—	—	—
DTS, Inc.	1,575,000	265,414	685,978	1,154,436	27,775,730	—
Great Wolf Resorts, Inc.	2,964,000	—	—	2,964,000	6,906,120	—
Iconix Brand Group, Inc.	3,750,000	—	—	3,750,000	33,187,500	—
National CineMedia, Inc.	2,900,000	—	503,681	2,396,319	31,583,485	864,000
Orion Marine Group, Inc.	1,062,500	37,500	—	1,100,000	14,410,000	—
Rubicon Technology, Inc.	2,100,000	—	—	2,100,000	11,151,000	—
Smart Balance, Inc.[2]	3,500,000	—	3,500,000	—	—	—
Stanley, Inc.[2]	1,143,500	—	343,500	800,000	—	—

Total investments in “affiliates” (6.50% of Net Assets)					$125,013,835	$864,000

[1]	An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six months ended March 31, 2009.
[2]	As of March 31, 2009, no longer an affiliate.

11. COMMITMENTS AND CONTINGENCIES

On September 27, 2006, Baron Asset Fund, Baron Growth Fund, and Baron Small Cap Fund, in connection with their investment in Kerzner International Holdings Ltd. (“Kerzner”), each agreed to guarantee (“Windstorm Guarantee”) its proportionate share (based on each Fund’s ownership interests in Kerzner), of certain obligations relating to amounts that may become payable due to wind or storm damage at Kerzner’s Bahamian properties to the lenders that financed the Kerzner acquisition. The maximum amounts of potential future payments by each Fund would be $4,450,483 for Baron Asset Fund, $6,323,021 for Baron Growth Fund, and $2,988,365 for Baron Small Cap Fund. The Windstorm Guarantee will expire June 2009. Accordingly, Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund have segregated securities valued in excess of the guarantee amount to meet these contingencies.

Baron Funds	March 31, 2009

FINANCIAL HIGHLIGHTS (UNAUDITED)

BARON ASSET FUND

Selected data for a share outstanding throughout each period:

	Six Months Ended March 31, 2009	Year Ended September 30,
		2008	2007	2006	2005	2004	2003	2002	2001	2000

Net asset value, beginning of period	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65	$40.22	$63.35	$51.57

Income from investment operations:
Net investment loss	(0.07)[1]	(0.29)[1]	(0.10)[1]	(0.27)	(0.46)	(0.43)	(0.46)	(0.55)	(0.65)	(0.76)
Net realized and unrealized gain (loss) on investments	(18.12)	(12.08)	11.27	6.64	12.08	8.27	6.04	0.05	(17.87)	12.53

Total from investment operations	(18.19)	(12.37)	11.17	6.37	11.62	7.84	5.58	(0.50)	(18.52)	11.77

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(2.05)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(4.07)	(4.61)	0.00

Total distributions	(2.05)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(4.07)	(4.61)	0.00

Capital contribution	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01

Net asset value, end of period	$31.88	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65	$40.22	$63.35

Total return	(35.14)%[2]	(19.14)%	19.56%	11.54%	25.21%	19.58%	16.11%	(2.54)%	(31.16)%	22.84%[5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$1,994.8	$3,311.8	$4,468.0	$3,365.6	$2,687.4	$2,002.4	$1,957.2	$2,055.2	$2,692.3	$4,917.4
Ratio of total expenses to average net assets	1.37%[3,4]	1.33%[4]	1.34%[4]	1.33%	1.34%	1.34%	1.34%	1.35%	1.37%	1.36%
Less: Ratio of interest expense to average net assets	0.00%[3]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.02)%	(0.01)%	(0.03)%

Ratio of operating expenses to average net assets	1.37%[3]	1.33%	1.34%	1.33%	1.34%	1.34%	1.34%	1.33%	1.36%	1.33%

Ratio of net investment loss to average net assets	(0.39)%[3]	(0.49)%	(0.17)%	(0.49)%	(0.91)%	(0.90)%	(1.14)%	(1.16)%	(1.14)%	(1.09)%
Portfolio turnover rate	9.43%[2]	16.02%	13.39%	21.87%	11.47%	19.57%	27.95%	6.01%	4.33%	2.51%

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	Had the Adviser not made the capital contribution, the Fund’s performance would have been reduced by 0.02%.

36	See Notes to Financial Statements.

March 31, 2009	Baron Funds

FINANCIAL HIGHLIGHTS (UNAUDITED) (continued)

BARON GROWTH FUND

Selected data for a share outstanding throughout each period:

	Six Months Ended March 31, 2009	Year Ended September 30,
		2008	2007	2006	2005	2004	2003	2002	2001	2000

Net asset value, beginning of period	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96	$27.18	$32.26	$29.06

Income from investment operations:
Net investment loss	(0.09)[1]	(0.28)[1]	(0.25)[1]	(0.29)	(0.29)	(0.30)	(0.25)	(0.23)	(0.22)	(0.26)
Net realized and unrealized gain (loss) on investments	(13.07)	(10.07)	10.11	3.61	7.33	6.57	5.94	1.65	(1.67)	5.34

Total from investment operations	(13.16)	(10.35)	9.86	3.32	7.04	6.27	5.69	1.42	(1.89)	5.08

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(1.64)	(3.19)	(1.88)

Total distributions	0.00	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(1.64)	(3.19)	(1.88)

Net asset value, end of period	$28.53	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96	$27.18	$32.26

Total return	(31.57)%[2]	(19.78)%	21.41%	7.36%	18.09%	19.20%	21.11%	5.02%	(6.06)%	18.63%

Ratios/Supplemental data:
Net assets (in millions), end of period	$3,645.6	$5,615.0	$7,075.9	$5,315.8	$5,005.1	$3,135.6	$2,185.4	$1,030.3	$512.3	$533.4
Ratio of operating expenses to average net assets	1.37%[3,4]	1.32%[4]	1.31%[4]	1.31%	1.31%	1.33%	1.36%	1.35%	1.36%	1.36%

Ratio of net investment loss to average net assets	(0.61)%[3]	(0.59)%	(0.49)%	(0.61)%	(0.73)%	(0.89)%	(1.11)%	(1.02)%	(0.79)%	(0.78)%
Portfolio turnover rate	20.71%[2]	25.97%	21.37%	21.27%	15.50%	27.15%	32.63%	18.31%	34.94%	39.00%

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	Benefit of expense reduction rounds to less than 0.01%.

See Notes to Financial Statements.	37

Baron Funds	March 31, 2009

FINANCIAL HIGHLIGHTS (UNAUDITED) (continued)

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each period:

	Six Months Ended March 31, 2009	Year Ended September 30,
		2008	2007	2006	2005	2004	2003	2002	2001	2000

Net asset value, beginning of period	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73	$12.69	$16.05	$13.37

Income from investment operations:
Net investment loss	(0.05)[1]	(0.09)[1]	(0.02)[1]	(0.18)	(0.10)	(0.15)	(0.11)	(0.14)	(0.11)	(0.16)
Net realized and unrealized gain (loss) on investments	(5.50)	(5.01)	4.96	1.43	4.55	2.07	4.02	1.18	(2.87)	2.84

Total from investment operations	(5.55)	(5.10)	4.94	1.25	4.45	1.92	3.91	1.04	(2.98)	2.68

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	0.00	(0.38)	0.00

Total distributions	0.00	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	0.00	(0.38)	0.00

Net asset value, end of period	$13.15	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73	$12.69	$16.05

Total return	(29.68)%[2]	(21.44)%	22.54%	5.52%	23.56%	11.12%	29.20%	8.20%	(18.83)%	20.04%

Ratios/Supplemental data:
Net assets (in millions), end of period	$1,922.7	$2,871.6	$3,522.4	$2,921.7	$2,828.6	$1,782.1	$1,210.5	$719.1	$585.9	$879.5
Ratio of operating expenses to average net assets	1.35%[3,4]	1.32%[4]	1.31%[4]	1.33%	1.33%	1.33%	1.36%	1.36%	1.35%	1.33%

Ratio of net investment loss to average net assets	(0.75)%[3]	(0.42)%	(0.09)%	(0.73)%	(0.48)%	(0.88)%	(0.87)%	(0.97)%	(0.68)%	(0.90)%
Portfolio turnover rate	21.22%[2]	41.52%	36.51%	39.99%	24.68%	32.92%	30.29%	55.07%	55.77%	53.18%

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	Benefit of expense reduction rounds to less than 0.01%.

38	See Notes to Financial Statements.

March 31, 2009	Baron Funds

FINANCIAL HIGHLIGHTS (UNAUDITED) (continued)

BARON i OPPORTUNITY FUND

Selected data for a share outstanding throughout each period:

	Six Months Ended March 31, 2009	Year Ended September 30,
		2008	2007	2006	2005	2004	2003	2002	2001	2000[1]

Net asset value, beginning of period	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63	$4.09	$8.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.03)[2]	(0.09)[2]	(0.07)[2]	(0.03)	(0.09)	(0.10)	(0.05)	(0.06)	(0.05)	0.03
Net realized and unrealized gain (loss) on investments	(2.61)	(3.02)	3.03	0.92	1.66	1.18	2.89	(0.40)	(4.59)	(1.28)

Total from investment operations	(2.64)	(3.11)	2.96	0.89	1.57	1.08	2.84	(0.46)	(4.64)	(1.25)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	0.00

Redemption fees added to capital paid in	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.02	0.01	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$7.26	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63	$4.09	$8.76

Total return	(26.67)%[5]	(23.90)%	29.45%[4]	9.72%	20.84%[4]	16.98%[4]	78.51%[4]	(11.25)%[4]	(53.14)%[4]	(12.40)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$100.2	$154.4	$198.0	$145.4	$145.7	$133.9	$109.3	$57.5	$73.7	$188.2
Ratio of operating expenses to average net assets	1.50%[6]	1.42%	1.43%	1.45%	1.52%	1.56%	1.67%	1.65%	1.55%	1.53%[6]
Less: Expense reimbursement and/or offsets	0.00%[6,7]	0.00%[7]	(0.01)%	0.00%	(0.02)%	(0.06)%	(0.17)%	(0.15)%	(0.05)%	(0.03)%[6]

Ratio of net expenses to average net assets	1.50%[6]	1.42%	1.42%	1.45%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%[6]

Ratio of net investment income (loss) to average net assets	(0.99)%[6]	(0.79)%	(0.61)%	(0.26)%	(1.01)%	(1.25)%	(1.18)%	(1.20)%	(0.75)%	0.46%[6]
Portfolio turnover rate	37.90%[5]	61.44%	46.20%	67.25%	83.64%	86.35%	89.72%	96.41%	123.30%	31.47%[5]

[1]	For the period February 29, 2000 (Commencement of Operations) to September 30, 2000.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[5]	Not Annualized.
[6]	Annualized.
[7]	Benefit of expense reduction rounds to less than 0.01%.

See Notes to Financial Statements.	39

Baron Funds	March 31, 2009

FINANCIAL HIGHLIGHTS (UNAUDITED) (continued)

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each period:

	Six Months Ended March 31, 2009	Year Ended September 30,
		2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$10.38	$14.12	$12.22	$11.56	$9.89	$10.00

Income from investment operations:
Net investment income (loss)	0.02 [2]	0.00 [2,3]	(0.01)[2]	(0.02)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	(3.29)	(2.62)	1.91	0.68	1.72	(0.09)

Total from investment operations	(3.27)	(2.62)	1.90	0.66	1.67	(0.11)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.60)	(1.12)	0.00	0.00	0.00	0.00

Total distributions	(0.60)	(1.12)	0.00	0.00	0.00	0.00

Net asset value, end of period	$6.51	$10.38	$14.12	$12.22	$11.56	$9.89

Total return	(31.86)%[4,5]	(19.96)%[4]	15.55%	5.71%	16.89%[4]	(1.10)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$33.7	$58.2	$110.2	$123.3	$96.5	$49.3
Ratio of operating expenses to average net assets	1.68%[6,7]	1.47%[6]	1.36%[6]	1.39%	1.49%	1.67%[7]
Less: Expense reimbursement from Adviser	(0.28)%[7]	(0.07)%	0.00%	0.00%	(0.09)%	(0.27)%[7]

Ratio of net expenses to average net assets	1.40%[7]	1.40%	1.36%	1.39%	1.40%	1.40%[7]

Ratio of net investment income (loss) to average net assets	0.62%[7]	(0.01)%	(0.08)%	(0.16)%	(0.58)%	(0.79)%[7]
Portfolio turnover rate	26.82%[5]	39.59%	28.75%	105.77%	46.71%	7.58%[5]

[1]	For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[5]	Not Annualized.
[6]	Benefit of expense reduction rounds to less than 0.01%.
[7]	Annualized.

40	See Notes to Financial Statements.

March 31, 2009	Baron Funds

FUND EXPENSES (UNAUDITED)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. Transaction costs, as in the case of Baron iOpportunity Fund, may include redemption fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on October 1, 2008 and held for the six months ended March 31, 2009.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 20091

	Actual Total Return		Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period[2]

Baron Asset Fund	(35.14%	)	$1,000.00	$648.62	1.37%	$5.63

Baron Growth Fund	(31.57%	)	$1,000.00	$684.34	1.37%	$5.75

Baron Small Cap Fund	(29.68%	)	$1,000.00	$703.21	1.35%	$5.73

Baron iOpportunity Fund	(26.67%	)	$1,000.00	$733.33	1.50%	$6.48

Baron Fifth Avenue Growth Fund	(31.86%	)	$1,000.00	$681.44	1.40%	$5.87

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based an the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2009

	Hypothetical Annualized Total Return	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period[2]

Baron Asset Fund	5.00%	$1,000.00	$1,018.10	1.37%	$6.89

Baron Growth Fund	5.00%	$1,000.00	$1,018.10	1.37%	$6.89

Baron Small Cap Fund	5.00%	$1,000.00	$1,018.20	1.35%	$6.79

Baron iOpportunity Fund	5.00%	$1,000.00	$1,017.45	1.50%	$7.54

Baron Fifth Avenue Growth Fund	5.00%	$1,000.00	$1,017.95	1.40%	$7.04

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.

[2]

Expenses are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

MAR09

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Section 302 of the Sarbanes Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: May 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: May 21, 2009

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: May 21, 2009